EXECUTION VERSION 1006464009v2 AMENDED AND RESTATED COINSURANCE AGREEMENT Between American Heritage Life Insurance Company, as the Ceding Company and Allstate Life Insurance Company, as the Reinsurer

- i - 1006464009v2 TABLE OF CONTENTS ARTICLE I. DEFINITIONS .......................................................................................................... 1 Section 1.1. Definitions ................................................................................................. 1 ARTICLE II. BASIS OF REINSURANCE AND BUSINESS REINSURED ............................ 10 Section 2.1. Coverage .................................................................................................. 10 Section 2.2. Non-Guaranteed Elements ...................................................................... 10 Section 2.3. Reinsured Policy Changes ....................................................................... 10 Section 2.4. Liability ................................................................................................... 10 Section 2.5. Indemnity Reinsurance ............................................................................ 10 Section 2.6. Territory ................................................................................................... 11 Section 2.7. Reinstatements ......................................................................................... 11 Section 2.8. New Insurance Policies; Replacements ................................................... 11 ARTICLE III. PAYMENTS; ADDITIONAL CONSIDERATIONS .......................................... 13 Section 3.1. Initial Payments ....................................................................................... 13 Section 3.2. Additional Consideration. ....................................................................... 13 Section 3.3. Net Settlement ......................................................................................... 14 Section 3.4. Reinsurer’s Security Interest ................................................................... 14 Section 3.5. Defenses .................................................................................................. 15 Section 3.6. Offset ....................................................................................................... 16 Section 3.7. Producers ................................................................................................. 16 Section 3.8. Bank Accounts ........................................................................................ 16 ARTICLE IV. ADMINISTRATION OF THE REINSURED POLICIES ................................... 17 Section 4.1. Administration ......................................................................................... 17 Section 4.2. Power of Attorney ................................................................................... 18 Section 4.3. Subcontracting ......................................................................................... 18 Section 4.4. Reporting ................................................................................................. 19 ARTICLE V. REGULATORY AND LEGAL ACTIONS ........................................................... 19 Section 5.1. Regulatory Actions .................................................................................. 19 Section 5.2. Legal Actions .......................................................................................... 20 Section 5.3. Cooperation ............................................................................................. 21 Section 5.4. Applicability of the Stock Purchase Agreement and Transaction Agreements .............................................................................................. 22 ARTICLE VI. SECURITY ........................................................................................................... 22 Section 6.1. Licenses; Reserve Credit ......................................................................... 22 Section 6.2. Security .................................................................................................... 23

- ii - 1006464009v2 Section 6.3. Trust Account and Settlements ................................................................ 23 Section 6.4. Eligible Assets ......................................................................................... 23 Section 6.5. Deposit of Assets ..................................................................................... 23 Section 6.6. Modification Following a FMV Triggering Event .................................. 24 Section 6.7. Withdrawal of Assets from the Trust Account ........................................ 24 Section 6.8. Adjustment of Security and Withdrawals ............................................... 25 Section 6.9. Substitutions ............................................................................................ 27 Section 6.10. Termination of Trust Account ................................................................. 28 Section 6.11. Cure of FMV Triggering Event ............................................................... 28 ARTICLE VII. OVERSIGHTS; COOPERATION ...................................................................... 28 Section 7.1. Oversights ................................................................................................ 28 Section 7.2. Cooperation ............................................................................................. 28 ARTICLE VIII. INSOLVENCY .................................................................................................. 29 Section 8.1. Insolvency of the Ceding Company ........................................................ 29 Section 8.2. Satisfaction and Discharge ...................................................................... 29 ARTICLE IX. DURATION; RECAPTURE ................................................................................ 29 Section 9.1. Duration ................................................................................................... 29 Section 9.2. Survival ................................................................................................... 30 Section 9.3. Recapture; Termination ........................................................................... 30 Section 9.4. Recapture Payments ................................................................................ 31 ARTICLE X. DAC TAX ADJUSTMENT ................................................................................... 32 Section 10.1. DAC Tax Adjustment .............................................................................. 32 ARTICLE XI. MISCELLANEOUS ............................................................................................. 33 Section 11.1. Notices ..................................................................................................... 33 Section 11.2. Entire Agreement; Third Party Beneficiaries .......................................... 34 Section 11.3. Severability; Amendment; Modification; Waiver ................................... 34 Section 11.4. Governing Law ........................................................................................ 35 Section 11.5. Jurisdiction; Enforcement ........................................................................ 35 Section 11.6. Expenses .................................................................................................. 36 Section 11.7. Counterparts ............................................................................................ 36 Section 11.8. Books and Records .................................................................................. 36 Section 11.9. Treatment of Confidential Information ................................................... 38 Section 11.10. Assignment .............................................................................................. 38 Section 11.11. Rules of Construction .............................................................................. 39 Section 11.12. Incontestability ........................................................................................ 39 Section 11.13. Negotiated Agreement ............................................................................. 39

- iii - 1006464009v2 INDEX OF SCHEDULES Schedule A Original Reinsurance Agreements Schedule B Reinsured Policies Schedule C Reports Schedule D Terminal Settlement Schedule E Investment Guidelines INDEX OF EXHIBITS Exhibit I Settlement Statement Exhibit II Trust Agreement

- 1 - 1006464009v2 AMENDED AND RESTATED COINSURANCE AGREEMENT THIS AMENDED AND RESTATED COINSURANCE AGREEMENT (this “Agreement”) is made and entered into on November 1, 2021 (the “Closing Date”) by and between American Heritage Life Insurance Company, a life insurance company domiciled in the State of Florida (the “Ceding Company”) and Allstate Life Insurance Company, a life insurance company domiciled in the State of Illinois (the “Reinsurer”). For purposes of this Agreement, the Ceding Company and the Reinsurer shall each be deemed a “Party” and collectively the “Parties.” WHEREAS, the Ceding Company and the Reinsurer are parties to the Reinsurance Agreements set forth on Schedule A (the “Original Reinsurance Agreements”); WHEREAS, Allstate Insurance Company, an insurance company organized under the laws of the State of Illinois (“ALIC Seller”), Allstate Financial Insurance Holdings Corporation, a corporation incorporated under the laws of the State of Delaware, and Everlake US Holdings Company (f/n/a Antelope US Holdings Company), a corporation incorporated under the laws of the State of Delaware (“Buyer”), have entered into that certain Stock Purchase Agreement dated as of January 26, 2021 (the “Stock Purchase Agreement”) pursuant to which, among other matters, ALIC Seller proposes to sell, and Buyer proposes to purchase, 100% of the issued and outstanding capital stock of the Reinsurer; and WHEREAS, the Stock Purchase Agreement provides, among other things, for the Ceding Company and the Reinsurer to enter into this Agreement to amend and restate in their entirety the Original Reinsurance Agreements; and WHEREAS, simultaneously with the execution and delivery of this Agreement on the date hereof, the Ceding Company, the Reinsurer and the Trustee (as defined below) are entering into the Trust Agreement (as defined below) pursuant to which the Trustee will hold assets as security for the satisfaction of the obligations of the Reinsurer to the Ceding Company under this Agreement. NOW, THEREFORE, in consideration of the mutual and several promises and undertakings herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Ceding Company and the Reinsurer agree as follows: ARTICLE I. DEFINITIONS Section 1.1. Definitions. The following terms have the respective meanings set forth below throughout this Agreement: “Accounting Period” means each calendar quarter during the term of this Agreement or any portion thereof ending on the Terminal Settlement Date.

- 2 - 1006464009v2 “Action” means any civil, criminal or administrative action, suit, claim, litigation, arbitration proceeding or similar proceeding, in each case before a Governmental Entity, arbitrator or arbitration panel or similar Person or body. “Affiliate” of any Person means another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person, and the term “Affiliated” shall have a correlative meaning. For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing. “Agreement” has the meaning set forth in the preamble. “ALIC Seller” has the meaning set forth in the recitals. “Applicable Law” means any law, statute, ordinance, written rule or regulation, order, injunction, judgment, decree, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to any Person or such Person’s businesses, properties, assets or rights, as may be amended from time to time. “Bank Accounts” has the meaning set forth in Section 3.8. “Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions in Chicago, Illinois or New York City are required or authorized by Applicable Law to be closed. “Buyer” has the meaning set forth in the recitals. “Capital Reporting Deadline” means, with respect to the Reinsurer, with respect to (a) a calendar quarter other than the last quarter of a calendar year, the later of (i) the date that is forty- five (45) calendar days after the end of such calendar quarter and (ii) the date on which the quarterly Statutory Financial Statements of the Reinsurer are required to be filed with the Reinsurer’s Insurance Regulator under Applicable Law, and (b) the last calendar quarter of a calendar year, the later of (i) the date that is sixty (60) calendar days after the end of such calendar quarter and (ii) the date on which the annual Statutory Financial Statements of the Reinsurer are required to be filed with the Reinsurer’s Insurance Regulator under Applicable Law. “Ceding Company” has the meaning set forth in the preamble. “Ceding Company Domiciliary State” means the State of Florida, or, if the Ceding Company changes its state of domicile to another state within the United States, such other state; provided, however, that if the Ceding Company changes its state of domicile to the State of New York, the “Ceding Company Domiciliary State” shall be deemed to be the State of Florida for all purposes under this Agreement.

- 3 - 1006464009v2 “Ceding Company Extra-Contractual Obligations” means all Extra-Contractual Obligations to the extent arising out of, resulting from or related to any act, error or omission at or after the Closing Date by the Ceding Company or its Affiliates or any of their representatives (other than the Third Party Administrators) engaged by or acting at the direction of the Ceding Company or any of its Affiliates , other than any such act, error or omission undertaken at the written direction or with the prior written consent of the Reinsurer or any of its Affiliates or representatives. “Closing Date” has the meaning set forth in the introductory paragraph. “Code” means the United States Internal Revenue Code of 1986, as amended. “Collateral” has the meaning set forth in Section 3.4(a). “Company Action Level RBC” means, at any date of determination, two hundred percent (200%) of the authorized control level risk based capital of the Reinsurer determined in accordance with SAP and the Applicable Law of the Reinsurer Domiciliary State. “Contractholder” means the holder of any Reinsured Policy. “Eligible Assets” means cash or investments of the type consistent with the requirements for authorized investments and admitted assets under the insurance laws of the Reinsurer Domiciliary State; provided, that (i) each such investment that is a security is issued by an institution that is not the Reinsurer, Ceding Company or an Affiliate of either Party and (ii) such investments comply with the Investment Guidelines; provided, further, that following the occurrence of a FMV Triggering Event, such assets shall also meet all requirements under the insurance laws of the Ceding Company Domiciliary State with respect to providing Reserve Credit to the Ceding Company. “Extra-Contractual Obligations” means all Liabilities of the Ceding Company to any Person or Persons arising out of, resulting from or relating to the Reinsured Policies (other than Liabilities arising under the express terms and conditions and within the policy limits of the Reinsured Policies), including, without limitation, any loss in excess of the limits arising under or covered by any Reinsured Policy, any Liability for fines, penalties, Taxes, fees, forfeitures, compensatory, consequential, punitive, exemplary, special, treble, bad faith, tort, statutory or any other form of extra-contractual damages, as well as all legal fees and expenses relating thereto, which Liabilities arise out of, result from or relate to, any act, error or omission, whether or not intentional, negligent, fraudulent, in bad faith or otherwise (actual or alleged), arising out of, resulting from or relating to the Reinsured Policies, including, without limitation, (a) the form, sale, marketing, distribution, underwriting, production, issuance, cancellation or administration of the Reinsured Policies, (b) the investigation, defense, prosecution, trial, settlement (including the failure to settle) or handling of claims, benefits, or payments under the Reinsured Policies, or (c) the failure to pay or the delay in payment or errors in calculating or administering the payment of benefits, claims or any other amounts due or alleged to be due under or in connection with the Reinsured Policies. “Fair Market Value” means, as of any date of determination, (a) in the case of cash and cash equivalents, the face amount thereof; (b) in the case of securities listed on an exchange or in

- 4 - 1006464009v2 an over-the-counter market (other than securities that constitute cash equivalents as described in clause (a) above), the closing price on such exchange or market (or the average of the closing bid and asked prices if there is no closing price) plus all accrued but unpaid interest on such securities through the last Business Day preceding such date if such amount is not already reflected in such closing price (or such bid and asked price); and (c) in the case of any other asset, the fair market value or valuation thereof, including investment income due and accrued thereon, as determined in accordance with applicable SAP. “Final Balance Sheet” means the final form of the balance sheet of the Transferred Companies as of the Closing Date as finally determined by the parties to the Stock Purchase Agreement. “FMV Triggering Event” means any of the following occurrences: (a) the Reinsurer’s RBC Ratio as of any calendar quarter-end is below 250% and the Reinsurer has not cured such shortfall as of thirty (30) calendar days after the applicable Capital Reporting Deadline; (b) there has been a failure by the Reinsurer to pay any undisputed amounts due hereunder, or to fund the Trust Account to any undisputed required amount, and such breach has not been cured within thirty (30) calendar days after written notice thereof from the Ceding Company; or (c) an Insolvency Event with respect to the Reinsurer. “Governmental Entity” means any domestic or foreign court or governmental authority or agency or any self-regulatory body. “HIPAA” means the Health Insurance Portability and Accountability Act of 1996, as amended, and its implementing regulations, including, without limitation, the amendments and associated regulations enacted and implemented pursuant to the Health Information Technology for Economic and Clinical Health Act. “Independent Accounting Firm” means PriceWaterhouse Coopers LLP, or if PriceWaterhouse Coopers LLP is unwilling or unable to serve, another accounting firm of national reputation, as mutually agreed by the parties. “Insolvency Event” means, with respect to any Party, such Party: (a) applies for, consents to or becomes the subject of an order with respect to, supervision by any insurance regulatory authority or the appointment of a receiver, rehabilitator, conservator or liquidator of its properties or assets; (b) is adjudicated as bankrupt or insolvent; (c) files or consents to the filing of a petition in bankruptcy, seeks reorganization to avoid insolvency, or an arrangement with creditors or makes formal application for any bankruptcy, dissolution, liquidation or similar law or statute; or (d) has been placed in liquidation, conservation, rehabilitation, supervision, receivership or similar proceedings (whether voluntary or involuntary). “Insolvency Fund Assessments” means assessments and similar charges with respect to the Reinsured Policies in connection with participation by the Ceding Company in any guaranty

- 5 - 1006464009v2 association established or governed by any state or other jurisdiction, arising on account of insolvencies, rehabilitations or similar proceedings occurring before, on or after the applicable Original Effective Time. “Insurance Regulator” means the insurance regulator of the Ceding Company Domiciliary State or the Reinsurer Domiciliary State, as applicable. “Interest Rate” means the average of the daily “prime rate” (expressed as a rate per annum) published in The Wall Street Journal for each of the days in the applicable period. “Investment Guidelines” means the Investment Guidelines set forth in Schedule E. “Legal Action” has the meaning set forth in Section 5.2(a). “Liabilities” means any liability, damage, expense, or obligation of any kind, character or description (including in respect of Taxes), whether direct or indirect, known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, asserted or unasserted, executory, determined or determinable or otherwise. “Net Settlement” shall have the meaning set forth in Section 3.3(a). “New Insurance Policies” has the meaning set forth in Section 2.8(a). “Non-Guaranteed Elements” means cost of insurance charges, rider charges, loads and expense charges, credited interest rates, administrative expense risk charges, policy loans and any other policy features, elements or terms that are subject to change by or that are within the discretion of the Ceding Company under the Reinsured Policies. “Original Effective Time” means, with respect to each Reinsured Policy, the original effective time of the cession of such Reinsured Policy under the Original Reinsurance Agreements. “Original Reinsurance Agreements” has the meaning set forth in the recitals. “Party” shall have the meaning set forth in the preamble. “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization, Governmental Entity or other entity. “Personal Information” means any (i) personally identifiable information or data (including medical, financial and other personal information) concerning or relating to the policyholders, insureds, claimants, and beneficiaries of the Reinsured Policies, or (ii) any other personally identifiable financial or insurance information, including but not limited to “non- public personal information” as that term is defined in the Gramm-Leach-Bliley Act, as amended, and implementing regulations, 15 U.S.C. § 6809(4) or “protected health information” as defined in 45 C.F.R. § 160.103.

- 6 - 1006464009v2 “Premiums” means premiums, considerations, deposits, payments, policy fees, repayment of principal and interest on policy loans and similar amounts collected by or on behalf of the Ceding Company in respect of the Reinsured Policies and other amounts payable to the Ceding Company in respect of the Reinsured Policies. “Privacy and Security Laws” means any applicable data privacy, data security, or data protection law or regulations, including, without limitation, HIPAA. “Producer” means any producer, broker, agent, general agent, managing general agent, master broker agency, broker general agency, financial specialist or other Person, including any employee of the Ceding Company or any of its Affiliates, responsible for writing or producing any Reinsured Policies on behalf of the Ceding Company. “Producer Agreement” has the meaning set forth in Section 3.7. “RBC Ratio” means the percentage equal to (a) the quotient of the Total Adjusted Capital of the Reinsurer divided by the Company Action Level RBC, multiplied by (b) 100; provided, that in the event there is a material change in the factors and formulae prescribed by the insurance regulatory authority in the Reinsurer Domiciliary State with respect to the components of and methodologies contained in such calculation, the Parties shall amend this Agreement to incorporate an alternate calculation that is reasonably equivalent to the components of and methodologies contained in the calculation of the Reinsurer’s RBC Ratio in effect as of the Closing Date within thirty (30) calendar days after the implementation of such change; provided further, that any calculation of the RBC Ratio as of a date other than the last day of a calendar year shall be based on the Reinsurer’s good faith estimate using, to the extent any factors are not reasonably available, amounts based on reasonable estimation and annualization. “Recapture Date” has the meaning set forth in Section 9.3(a). “Recapture Triggering Event” means any of the following has occurred and is continuing: (a) the Reinsurer’s RBC Ratio as of any calendar quarter-end is below 175% and the Reinsurer has not cured such shortfall as of thirty (30) calendar days after the applicable Capital Reporting Deadline; (b) there has been a failure by the Reinsurer to pay any material undisputed amounts due to the Ceding Company hereunder, or to fund the Trust Account to any material undisputed required amount, and such failure has not been cured within thirty (30) calendar days after written notice thereof from the Ceding Company; (c) a Reserve Credit Event has occurred and the Reinsurer has not remedied such event in accordance with the timelines in Article VI; or (d) an Insolvency Event with respect to the Reinsurer. “Recoveries” has the meaning set forth in Section 3.2(a). “Regulatory Action” has the meaning set forth in Section 5.1(a).

- 7 - 1006464009v2 “Reinsured Liabilities” means the following Liabilities of the Ceding Company arising out of or resulting from the Reinsured Policies and not yet paid prior to the applicable Original Effective Time, but excluding Ceding Company Extra-Contractual Obligations: (a) all Liabilities for claims, benefits, claim expenses including litigation expenses, interest on claims or unearned premiums, amounts payable for returns or refunds of premium amounts and any other amounts payable under the terms of the Reinsured Policies; (b) all Liabilities arising out of changes to the terms and conditions of the Reinsured Policies permitted or required under Section 2.3; (c) all premium taxes attributable to Premiums collected at or after the applicable Original Effective Time, net of premium tax credits, deductions and offsets available to the Ceding Company arising out of Insolvency Fund Assessments; (d) all Insolvency Fund Assessments; (e) all commissions, expense allowances, other compensation, and other servicing and administration fees payable with respect to the Reinsured Policies to Producers and third-party administrators; and (f) all Reinsurer Extra-Contractual Obligations. “Reinsured Policies” means all life and annuity insurance policies and contacts reinsured under the Original Reinsurance Agreements, as described on Schedule B. “Reinsured Risks” shall have the meaning set forth in Section 2.1. “Reinsurer” has the meaning set forth in the preamble. “Reinsurer Domiciliary State” means the State of Illinois, or, if the Reinsurer changes its domiciliary state within the United States, such other state. “Reinsurer Extra-Contractual Obligations” means all Extra-Contractual Obligations other than the Ceding Company Extra-Contractual Obligations. “Required Balance” means, as of any date of determination, an amount equal to 103% of the Statutory Reserves as of such date of determination. “Reserve Credit” means full statutory financial statement credit for the reinsurance ceded to the Reinsurer under this Agreement in the Ceding Company’s Statutory Financial Statements required to be filed by the Ceding Company with the Governmental Entity charged with supervision of insurance companies in the Ceding Company Domiciliary State. “Reserve Credit Event” means the failure of the Ceding Company to receive Reserve Credit due to the failure of the Reinsurer (a) to remain licensed or accredited in the Ceding Company Domiciliary State or (b) to take all other actions so that the Ceding Company may obtain reserve credit within the time provided under and in accordance with Section 6.1. “SAP” means, with respect to either Party, the statutory accounting principles prescribed or permitted by the Insurance Regulator for the jurisdiction in which such insurance company is domiciled, consistently applied. “Security Funding Reporting Date” shall have the meaning set forth in Section 6.8(a). “Security Incident” shall have the meaning set forth in Section 6.8(a).

- 8 - 1006464009v2 “Service Standards” shall have the meaning set forth in Section 4.1(b). “Services” shall have the meaning set forth in Section 4.1(a). “Settlement Statement” shall have the meaning set forth in Section 3.3(a). “Statutory Book Value” means, with respect to any asset held in the Trust Account, the amount permitted to be carried by the Reinsurer as an admitted asset determined in accordance with SAP of the Reinsurer Domiciliary State, consistently applied, without regards to any permitted practice applicable to the Reinsurer. “Statutory Financial Statements” means, with respect to any Party, the annual and quarterly statutory financial statements of such Party filed with the Insurance Regulator for the jurisdiction of domicile of such Party to the extent such Party is required by Applicable Law to prepare and file such financial statements. “Statutory Reserves” means, as of any date of determination, the aggregate amount of reserves that would be required to be reflected on the 2020 NAIC Annual Statement Blank of the Ceding Company lines 1-4 on page 3 (or the equivalent line or lines in the event of changes to the NAIC Annual Statement Blank subsequent to December 31, 2020) with respect to the Reinsured Liabilities (without giving effect to this Agreement). “Stock Purchase Agreement” has the meaning set forth in the recitals. “Subcontractor” shall have the meaning set forth in Section 4.3. “Tax” means any and all federal, state, local, or foreign income, premium, property (real or personal), sales, excise, employment, payroll, withholding, gross receipts, license, severance, stamp, occupation, windfall profits, environmental, customs duties, capital stock, franchise, profits, social security (or similar, including FICA), unemployment, disability, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind or any charge, duty, fee (including the fees described in Section 9010 of the Patient Protection and Affordable Care Act, Pub. L. No. 111-148, as amended by Section 1404 of the Health Care and Education Reconciliation Act of 2010, Pub. L. No. 111-152), assessment or deficiencies of any kind in the nature of (or similar to) taxes whatsoever, including in each case any interest, penalty, or addition thereto. “Terminal Settlement” has the meaning set forth in Section 9.4(a). “Terminal Settlement Date” has the meaning set forth in Section 9.3(b). “Terminal Settlement Statement” has the meaning set forth in Section 9.4(a). “Termination Date” has the meaning set forth in Section 9.3(b). “Termination Event” means any failure by the Ceding Company (or any successor by operation of law of the Ceding Company, including, but not limited to, any receiver, liquidator, rehabilitator, conservator or similar Person of the Ceding Company) to pay any material amount

- 9 - 1006464009v2 due to the Reinsurer under this Agreement (including any Recoveries received by the Ceding Company and payable to the Reinsurer) and such failure has not been cured within thirty (30) calendar days after written notice thereof from the Reinsurer. “Third Party Administrators” has the meaning set forth in Section 4.1(a). “Total Adjusted Capital” means, as of any date of determination, total adjusted capital as calculated in accordance with the Applicable Laws of the Reinsurer Domiciliary State. “Transaction Agreements” mean this Agreement, and the following agreements to be entered into in connection with the Stock Purchase Agreement: the Interim Services Agreement, the Transition Services Agreement, the Indemnification and Hold Harmless Agreement (if to be entered into pursuant to Section 5.19 of the Stock Purchase Agreement), the PUA Amendment (if to be entered into pursuant to Section 5.14(b) of the Stock Purchase Agreement), the ADLLC Services Agreement (if to be entered into pursuant to Section 5.14(c) of the Stock Purchase Agreement), the AAC Administrative Services Agreement (if to be entered into pursuant to Section 5.14(d) of the Stock Purchase Agreement), the ALNY Administrative Services Agreement (if to be entered into pursuant to Section 5.14(d) of the Stock Purchase Agreement), the Amended and Restated AAC/ALIC Co/ModCo Agreement (if to be entered into pursuant to Section 5.28 of the Stock Purchase Agreement), the Intellectual Property Assignment Agreements, the Reinsurance and Restructuring Agreements, the CML Co-Lender Agreements and the Earn-Out Side Letter. “Transferred Companies” means each of (i) the Reinsurer, (ii) Allstate Assurance Company, (iii) ALIC Reinsurance Company, (iv) Allstate Settlement Corporation, (v) Allstate International Assignments, Ltd., (vi) Allstate Assignment Company, (vii) Allstate Distributors, and (viii) the other subsidiaries of the Reinsurer other than the following: Allstate Financial Advisors, LLC; Allstate Finance Company, LLC; ALINV Mosaic, LLC; Road Bay Investments, LLC; West Plaza RE Holdings, LLC; NBInv AF1, LLC; NBInv AF2, LLC; NBInv AF3, LLC; NBInv AF4, LLC; NBInv AF5, LLC; NBInv AF6, LLC; NBInv AF7, LLC; NBINV AF8, LLC; NBInv APAF1, LLC; NBInv Riverside Cars1, LLC; and NBInv Riverside Management, LLC. “Treasury Regulations” means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time. “Trust Account” means the trust account established by the Reinsurer for the benefit of the Ceding Company under the Trust Agreement. “Trust Agreement” means that certain Trust Agreement dated as of the date hereof by and among the Reinsurer, the Ceding Company and the Trustee, or any replacement Trust Agreement establishing a replacement Trust Account with another Trustee, in each case, in substantially the form attached as Exhibit II. “Trustee” means The Bank of New York Mellon, or another institution as mutually agreed by the Parties that (a) is a qualified United States financial institution as defined in 624.610(5)(b) of the Florida Insurance Code and (b) is not a parent, subsidiary or Affiliate of the Ceding Company or the Reinsurer.

- 10 - 1006464009v2 ARTICLE II. BASIS OF REINSURANCE AND BUSINESS REINSURED Section 2.1. Coverage. Upon the terms and subject to the conditions and other provisions of this Agreement, as of the applicable Original Effective Time, the Ceding Company hereby cedes to the Reinsurer, and the Reinsurer hereby agrees to indemnify the Ceding Company for, one hundred percent (100%) of the Reinsured Liabilities payable by the Ceding Company at or after the applicable Original Effective Time (the “Reinsured Risks”) on a coinsurance basis. The reinsurance effective under this Agreement shall be maintained in force, without reduction, unless such reinsurance is terminated or recaptured as provided herein. Section 2.2. Non-Guaranteed Elements. From and after the Closing Date, Non- Guaranteed Elements under the Reinsured Policies shall be established by the Ceding Company; provided that the Ceding Company shall give the Reinsurer at least forty-five (45) days prior written notice before a change to a Non-Guaranteed Element. The Reinsurer may, from time to time (including during the notice period specified above), make recommendations to the Ceding Company with respect to Non-Guaranteed Elements, including revisions to the planned change. The Ceding Company shall fully consider any such recommendations and act reasonably and in good faith in determining whether any such recommendations should be accepted, and shall not unreasonably reject or delay implementation of any such recommendations after such recommendations are provided in writing so long as such recommendations comply with and are consistent with the terms of the Reinsured Policies, Applicable Law and generally accepted actuarial standards of practice. The Ceding Company shall consult with the Reinsurer periodically on the setting of Non-Guaranteed Elements prior to making any material changes thereto. Section 2.3. Reinsured Policy Changes. Except (a) as directed or agreed to by the Reinsurer in advance in writing, (b) for any change initiated by the holder of such Reinsured Policy pursuant to the terms of such Reinsured Policy or (c) for any change mandated by Applicable Law or mandated by a Governmental Entity, on or after the Closing Date, in which case the Ceding Company shall consult with the Reinsurer as to any such change, the Ceding Company shall not change the terms of any Reinsured Policy. Section 2.4. Liability. The Reinsurer’s Liability under this Agreement shall attach simultaneously with that of the Ceding Company under the Reinsured Policies, and the Reinsurer’s Liability under this Agreement shall be subject in all respects to the same terms, rates and conditions of the Reinsured Policies as the Ceding Company and to the Premiums payable to the Ceding Company, and, subject to Section 2.3, to the same modifications, alterations and cancellations of the Reinsured Policies as the Ceding Company. Section 2.5. Indemnity Reinsurance. This Agreement is an indemnity coinsurance agreement solely between the Ceding Company and the Reinsurer, and the performance of the obligations of each Party under this Agreement shall be rendered solely to the other Party. The Ceding Company shall be and shall remain the only party hereunder that is liable to any insured, Contractholder, claimant or beneficiary under any policy reinsured hereunder.

- 11 - 1006464009v2 Section 2.6. Territory. The territorial limits of this Agreement shall be identical with those of the Reinsured Policies. Section 2.7. Reinstatements. If any Reinsured Policy that has lapsed is subsequently reinstated in accordance with the terms of such Reinsured Policy or as required by Applicable Law prior to the termination of this Agreement, the reinsurance for such Reinsured Policy under this Agreement shall be reinstated automatically. The Ceding Company shall pay the Reinsurer all amounts received by the Ceding Company in connection with the reinstatement of such Reinsured Policy. Section 2.8. New Insurance Policies; Replacements. (a) Subject to the provisions of this Section 2.8 , the Ceding Company hereby authorizes and grants the Reinsurer the authority, from and after the Closing Date, to issue or renew, in the name of the Ceding Company, binders, endorsements, riders, policies, certificates and contracts of insurance that are (i) certificates that are required to be issued pursuant to the terms of a Reinsured Policy, (ii) issued pursuant to portability or conversion rights or other contractual rights of the Contractholder under a Reinsured Policy, (iii) renewals of guaranteed renewable Reinsured Policies, if any or (iv) otherwise required to be issued by the Ceding Company pursuant to the terms of the Reinsured Policies or under requirements of Applicable Law in respect of the Reinsured Policies (together, the “New Insurance Policies”). The Reinsurer shall have the right to make decisions with respect to the issuance, renewal, non- renewal, reinsurance, cancellation or termination of the New Insurance Policies, subject to compliance with Applicable Law and the terms and conditions of the related Reinsured Policies and this Agreement. (b) All New Insurance Policies shall be automatically ceded (effective immediately upon issuance thereof) by the Ceding Company and reinsured by the Reinsurer on a one hundred percent (100%) indemnity coinsurance basis in accordance with the terms hereof, subject to the receipt by the Reinsurer of any Premiums collected by the Ceding Company in respect thereof. (c) Any and all New Insurance Policies shall be (i) issued, renewed and reinsured in accordance with Applicable Law and the terms of the applicable Reinsured Policies and (ii) written on policy forms and using the rating plans in effect for the Ceding Company for such type of business at the Closing Date, except, in each case, for changes required by Applicable Law or as provided in this Section 2.8. In connection with the issuance of New Insurance Policies, the Reinsurer shall have the authority to make filings with applicable Governmental Entities, in the name and on behalf of the Ceding Company to (x) maintain the Ceding Company’s current rate and form filings; and (y) effect changes to the Ceding Company’s rates and policy forms to the extent such changes relate to the New Insurance Policies, provided the Reinsurer gives the Ceding Company written notice of the nature of such required change not less than ten (10) Business Days prior to the proposed effective date thereof to the extent possible under Applicable Law and the Ceding Company provides prior written consent to such changes (such consent not to be unreasonably withheld, conditioned or delayed). The Ceding Company shall cooperate with the Reinsurer in seeking approval of any reasonable filing made pursuant to this Section. The Reinsurer shall reimburse the Ceding Company for any reasonable and documented out-of-pocket costs associated with such cooperation.

- 12 - 1006464009v2 (d) Except as required by Applicable Law, the Ceding Company: (i) shall not, without the prior written consent of the Reinsurer, materially amend, modify or revise its standards, guidelines, procedures and practices relating to the issuance and renewal of the Reinsured Policies; and (ii) shall, at the Reinsurer’s request, reasonably cooperate with the Reinsurer in identifying and making available to the Reinsurer the form-filing files and related regulatory approvals of the Ceding Company with respect to the Reinsured Policies and all other information in the possession of the Ceding Company in respect of policy, rate, other regulatory and any other similar filings with any applicable Governmental Entities to the extent relating to the Reinsured Policies. (e) The authority granted to the Reinsurer under this Section 2.8 (i) shall terminate immediately without further action by any Person in the event that there has occurred an Insolvency Event with respect to the Reinsurer and (ii) may be terminated by the Ceding Company upon written notice to the Reinsurer upon the occurrence of any other FMV Triggering Event. (f) Except with the prior written consent of the Reinsurer, the Ceding Company shall not issue any renewal or replacement of a Reinsured Policy, except for the New Insurance Policies issued in accordance with the terms of this Agreement, and shall not, and shall cause each of its Affiliates and its and its Affiliates’ agents, brokers, Producers and distributors not to, directly or indirectly, solicit the Contractholders of or beneficiaries under the Reinsured Policy in connection with any Program of Internal Replacement. The term “Program of Internal Replacement” means any program that is initiated, maintained, sponsored or supported by the Ceding Company, any of its Affiliates or any of their respective agents, brokers, Producers or distributors to offer on a targeted basis to any or all of, or a class of, Contractholders or beneficiaries under the Reinsured Policies in which a Reinsured Policy, or a portion thereof, is exchanged for another policy or contract not reinsured under this Agreement which is written by the Ceding Company or any Affiliate thereof, their successors or assigns. Effective as of the Closing Date, the Ceding Company hereby sells, transfers, conveys and delivers to the Reinsurer, and the Reinsurer hereby purchases from the Ceding Company, all of the Ceding Company’s rights otherwise to renew or replace the Reinsured Policies, including all of (i) the Ceding Company’s rights, if any, to produce such Reinsured Policies, (ii) the expiration data relating to such Reinsured Policies, (iii) all books and records pertaining to such Reinsured Policies and the Contractholders thereunder, and (iv) the policyholder lists owned or used by the Ceding Company in connection with the Reinsured Policies. With respect to each expiring Reinsured Policy as to which the Ceding Company will not issue a replacement or renewal or replacement policy hereunder, the Reinsurer shall have the right, subject to Applicable Law, to solicit or to permit an Affiliate or non-affiliate third-party to solicit the Contractholders of such Reinsured Policies to replace such expiring Reinsured Policy. The Reinsurer shall be responsible for providing to each Contractholder or other Person entitled to receive notice of such expiration (including the Producers of such Reinsured Policies) written notice of non-renewal in a form reasonably acceptable to the Ceding Company. Such notice may inform the recipient of the availability of replacement insurance as contemplated hereby.

- 13 - 1006464009v2 ARTICLE III. PAYMENTS; ADDITIONAL CONSIDERATIONS Section 3.1. Initial Payments. The Parties agree and acknowledge that initial reserve transfers occurred under the Original Reinsurance Agreements and there will be no additional initial reinsurance premium or ceding commission due between the Parties as a result of entering into this Agreement except as provided in Section 3.2. Section 3.2. Additional Consideration. (a) As additional consideration for the Reinsurer entering into this Agreement, as of the Closing Date, the Reinsurer shall be entitled to, and the Ceding Company hereby sells, assigns, transfers and delivers to the Reinsurer, as premium hereunder one hundred percent (100%) of all (i) Premiums actually received or receivable at or after the applicable Original Effective Time by or on behalf of the Ceding Company with respect to the Reinsured Policies; (ii) without duplication, recoveries of the types listed below in clause (iii) that are reflected on the Final Balance Sheet as due from the Ceding Company to the Reinsurer under the Original Reinsurance Agreements and (iii) without duplication, the following recoveries received or receivable at or after the Closing Date by or on behalf of the Ceding Company with respect to the Reinsured Policies: (A) recoveries of assessments and similar charges paid at or after the Closing Date with respect to the Reinsured Policies in connection with participation by the Ceding Company or the Reinsurer, whether voluntary or involuntary, in any guaranty association established or governed by any state or other jurisdiction, arising on account of insolvencies, rehabilitation or similar proceedings; (B) recoveries, including litigation recoveries, relating to Reinsured Liabilities paid at or after the Closing Date; and (C) without duplication, all other payments, collections, releases of funds to the Ceding Company and recoveries relating to the Reinsured Liabilities paid at or after the Closing Date, including all premiums, payments, reimbursements, accounts receivables, prepaid expenses, prepaid commissions and interest or other amounts that the Ceding Company receives in connection with any reinstatement or reissuance of a Reinsured Policy or any conversion, exchange or replacement policy that is reinsured under this Agreement (the “Recoveries”). (b) The Reinsurer and its permitted assigns and delegates shall have the right in accordance with the terms hereof to collect all Recoveries and to enforce, in the name of the Ceding Company, all rights at law or in equity or good faith claims of the Ceding Company with respect to such Recoveries. The Ceding Company agrees to execute and record all additional documents and take all other steps reasonably requested by the Reinsurer to effectuate such transfer to the Reinsurer, including reasonably cooperating with the Reinsurer, at the Reinsurer’s expense, in any litigation or other dispute resolution mechanism relating to such collection if necessary for such collection. Direct receipt by the Reinsurer or any of its Affiliates of any Recoveries shall satisfy the Ceding Company’s obligations to transfer any such amount to the Reinsurer hereunder. (c) The Parties acknowledge and agree that the Reinsurer shall be responsible for and has hereby assumed the financial risk of any uncollected or uncollectible Recoveries.

- 14 - 1006464009v2 (d) The Parties intend the Ceding Company’s assignment pursuant to Section 3.2(a) to be a present assignment of all of the Ceding Company’s rights, title and interest in the Recoveries and not an assignment as collateral. To the extent that the Ceding Company receives or recovers any Recoveries, the Ceding Company shall hold such amounts in trust for the benefit of the Reinsurer and shall immediately transfer and deliver such amounts to the Reinsurer, together with any endorsements required to effect the transfer and any pertinent information that the Ceding Company may have relating thereto. The Reinsurer is hereby authorized to endorse for payment to the Reinsurer any checks, drafts, money orders and other instruments pertaining to the Recoveries. Section 3.3. Net Settlement. (a) During the term of this Agreement, a settlement amount between the Ceding Company and the Reinsurer as of the last day of each Accounting Period (the “Net Settlement”) shall be calculated by the Reinsurer in accordance with clause (b) below, and a statement setting forth details of such calculation (the “Settlement Statement”) in the form attached as Exhibit I shall be delivered by the Reinsurer to the Ceding Company not later than thirty (30) calendar days after the end of each Accounting Period. If the amount of the Net Settlement for an Accounting Period is positive, the Reinsurer shall pay such amount to the Ceding Company at the time it delivers the Settlement Statement for such Accounting Period to the Ceding Company. If the amount of the Net Settlement for an Accounting Period is negative, the Ceding Company shall pay the absolute value of amount to the Reinsurer within five (5) Business Days of its receipt of the Settlement Statement for Quarterly Accounting Period. (b) The Net Settlement with respect to any Accounting Period for the reinsurance provided hereunder is equal to: (i) the Reinsured Liabilities actually paid by the Ceding Company during such Accounting Period, minus (ii) the Recoveries actually received by the Ceding Company during such Accounting Period. (c) For the avoidance of doubt, to the extent that the Reinsurer or any of its Affiliates makes any direct payments to or on behalf of the Ceding Company in respect of Reinsured Liabilities in respect of an Accounting Period prior to the completion of the relevant Net Settlement, the amount of any such payments shall be excluded from the Net Settlement. In addition, to the extent the Reinsurer receives any Recoveries (whether from a third party or remitted by the Ceding Company) in respect of an Accounting Period prior to the completion of the relevant Net Settlement process, the amount of any such Recoveries received shall be excluded from the Net Settlement. Section 3.4. Reinsurer’s Security Interest. (a) The Parties intend the Ceding Company’s assignment of all Recoveries pursuant to Section 3.2 to be a present sale and assignment of all of the Ceding Company’s rights, title and interest of such Recoveries. However, to the extent that such assignment of the Recoveries pursuant to Section 3.2 is not recognized as a present sale and assignment, is not valid or is

- 15 - 1006464009v2 recharacterized as a pledge rather than a lawful conveyance of ownership to the Reinsurer, the Ceding Company hereby grants the Reinsurer a security interest in (i) all of the Ceding Company’s right, title and interest (legal, equitable or otherwise), if any, to all Recoveries and all proceeds of any and all of the foregoing and (ii) to the extent the Ceding Company is deemed to be the owner thereof, the Bank Accounts established by the Reinsurer in the name of the Ceding Company pursuant to Section 3.8 (collectively, the “Collateral”) to secure the Ceding Company’s obligations under this Agreement with respect to such Recoveries. All costs and expenses incurred in connection with obtaining a first priority security interest shall be borne by the Reinsurer. The Ceding Company shall not grant any security interest in any Collateral to any Person other than the Reinsurer. (b) This Section 3.4 is being included in this Agreement to ensure that, if an insolvency or other court determines that, notwithstanding the provisions of this Agreement and the express intent of the Parties, the Ceding Company retained ownership of, or any rights in the Collateral, the Reinsurer’s rights to the Collateral are protected with a first priority, perfected security interest, and it is the intent of the Parties that this Section 3.4 be interpreted as such. (c) Nothing contained herein shall be construed to support the conclusion that the Ceding Company will retain any ownership of or any rights in the Collateral after the Closing Date or to support the conclusion that the Reinsurer will not acquire full ownership thereof as of the Closing Date. (d) The Ceding Company shall execute and deliver on or prior to the Closing Date, and the Reinsurer is authorized to execute and deliver, any and all financing statements reasonably requested and prepared by the Reinsurer in order to perfect the Reinsurer’s title and security interest under Article 9 of the UCC to any and all Recoveries and all other Collateral. From and after the Closing Date, the Ceding Company shall do such further acts and things as the Reinsurer may reasonably request in order that the security interest granted hereunder may be maintained as a first priority perfected security interest. (e) Upon the failure of the Ceding Company to remit any Recoveries to the Reinsurer in accordance with the terms of this Agreement, which failure remains uncured ten (10) calendar days after written notice thereof is received by the Ceding Company, the Reinsurer shall have, in addition to all other rights under this Agreement or under Applicable Law, the following rights: (i) the right to set off; (ii) the right to intercept and retain moneys and property in any Bank Account set up for the receipt of Recoveries; (iii) without giving rise to any right of double recovery under this Section, the right to reasonable attorney’s fees incurred in connection with the enforcement of this Agreement or in connection with the disposition of the Collateral; and (iv) the right to dispose of the Collateral. Section 3.5. Defenses. The Reinsurer accepts, reinsures and assumes the Reinsured Risks subject to any and all defenses, set-offs and counterclaims to which the Ceding Company would be entitled with respect to the Reinsured Risks, it being expressly understood and agreed to by the Parties hereto that no such defenses, set-offs, or counterclaims are or shall be waived by the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and that the Reinsurer is and shall be fully subrogated in and to all such defenses, set-offs and counterclaims.

- 16 - 1006464009v2 Section 3.6. Offset. Except as otherwise provided under Applicable Law, any undisputed debits or credits incurred in favor of or against either the Ceding Company or the Reinsurer under or with respect to this Agreement are deemed mutual debits or credits and may be set off, and only the net balance shall be allowed or paid, regardless of any insolvency, rehabilitation, conservatorship or comparable proceeding by or against the Ceding Company or the Reinsurer. Such right shall apply to the full extent permitted under the laws of the state of domicile of the insolvent party. Notwithstanding anything to the contrary in this Agreement, each Party acknowledges and agrees that it shall have no right hereunder or pursuant to Applicable Law to offset any amounts due or owing (or to become due or owing) to the other Party under this Agreement against any amounts due or owing by such other Party or any of its Affiliates under any other agreement, contract or understanding. Section 3.7. Producers. The Ceding Company shall not terminate, modify or amend, or waive any of its rights under, any agreement between it or any of its Affiliates, on the one hand, and any Producer, on the other hand, who has solicited, marketed or sold any of the Reinsured Policies (a “Producer Agreement”), except to the extent unrelated to the Reinsured Policies or with the Reinsurer’s prior written consent or at the Reinsurer’s instruction. The Ceding Company shall act at the Reinsurer’s written direction and expense to exercise all rights of the Ceding Company relating to the Reinsured Policies under the terms of the Producer Agreements, including any rights to suspend or terminate any payments to such Producers for any reason or cause set forth in the Producer Agreements, and the Ceding Company hereby transfers and assigns to the Reinsurer all of its rights under such Producer Agreements, but in each case only to the extent such rights thereunder relate to the Reinsured Policies. The Reinsurer shall be responsible for processing and paying with its own funds any payments due to Producers in respect of the Reinsured Policies and performing any other obligations of the Ceding Company under the Producer Agreements to the extent related to the Reinsured Policies. Section 3.8. Bank Accounts. The Reinsurer shall be entitled to open and maintain one or more accounts with banking institutions in the name of the Ceding Company with respect to the Reinsured Policies (the “Bank Accounts”). The Reinsurer shall have the exclusive authority over the Bank Accounts including, without limitation, the exclusive authority to (a) open Bank Accounts in the name of the Ceding Company, (b) designate the authorized signatories on the Bank Accounts, (c) issue drafts on and make deposits in the Bank Accounts in the name of the Ceding Company, (d) make withdrawals from the Bank Accounts and (e) enter into agreements with respect to the Bank Accounts on behalf of the Ceding Company; provided, that in no event shall the Ceding Company be responsible for any fees, overdraft charges or other payments, liabilities or obligations with respect to any such Bank Accounts or be obligated to provide funding for the Bank Accounts. The Ceding Company shall do all things reasonably necessary at the Reinsurer’s expense to enable the Reinsurer to open and maintain the Bank Accounts including, without limitation, executing and delivering such depository resolutions and other documents as may be requested from time to time by the banking institutions. The Ceding Company agrees that it shall not be entitled to (i) have any authorized signatories to the Bank Accounts or (ii) have any access to the funds in the Bank Accounts. The Ceding Company further agrees that, without the Reinsurer’s prior written consent it shall not make any changes to the authorized signatories on the Bank Accounts nor attempt to withdraw any funds therefrom.

- 17 - 1006464009v2 ARTICLE IV. ADMINISTRATION OF THE REINSURED POLICIES Section 4.1. Administration. (a) Except for the reporting services separately provided in accordance with Section 4.4, the Reinsurer shall, in accordance with the terms of this Agreement and except to the extent prohibited under Applicable Law, provide all services that are required, necessary or appropriate for the administration, handling and performance of the Reinsured Policies and any other services that are reasonably required or necessary in connection with the administration of the Reinsured Policies (collectively, the “Services”), including: (i) billing and processing of payments, withdrawals, surrenders and policy loans; (ii) handling, settlement and payment of claims using its own funds; (iii) maintaining call centers and providing customer service and receiving, logging, investigating and responding to complaints in respect of the Reinsured Policies; (iv) preparing and/or mailing all necessary, required or appropriate statements, notices, and other communications to holders of the Reinsured Policies; (v) making any necessary form and rate filings with Governmental Entities in connection with changes in the rates and forms for the Reinsured Policies; (vi) defending any Action relating to, arising under, or in connection with the Reinsured Policies or any other services provided by the Reinsurer hereunder; (vii) administering the Producer Agreements pursuant to Section 3.7; (viii) management and oversight of all third party administrators providing services in respect of the Reinsured Policies (“Third Party Administrators”), including those third party administrators that are providing such services on behalf of the Ceding Company as of the Closing; and (ix) the administration of any services agreements between the Ceding Company and any Third Party Administrator, including processing and paying with its own funds any payments due to Third Party Administrators in respect of the Reinsured Policies and performing any other obligations of the Ceding Company under such agreements to the extent related to the Reinsured Policies. (b) The Reinsurer shall perform the Services (i) in compliance with the terms of this Agreement and the terms of the Reinsured Policies and Producer Agreements, as applicable, (ii)

- 18 - 1006464009v2 in compliance with Applicable Law, (iii) in good faith with the skill, expertise and diligence that would reasonably be expected from experienced and qualified personnel performing such duties in like circumstances, and (iv) subject to the foregoing, with substantially the same priority, and in a manner materially consistent with the skill, diligence and expertise the Reinsurer applies in providing similar services in respect of its own business, to the extent applicable (the “Service Standards”). Section 4.2. Power of Attorney. Subject to the terms and conditions set forth herein, the Ceding Company hereby appoints and names the Reinsurer, acting through its authorized officers and employees, as the Ceding Company’s exclusive lawful attorney-in-fact, from and after the Closing Date, (a) to do any and all lawful acts that the Ceding Company might have done with respect to the Reinsured Policies, and (b) to proceed by all lawful means (i) to perform any and all of the Ceding Company’s obligations with respect to the Reinsured Policies, (ii) subject to the limitations set forth in Article V, to enforce any right and defend (in the name of the Ceding Company, when necessary) against any Liability arising from or relating to the Reinsured Policies, (iii) to enforce any right and defend (in the name of the Ceding Company, when necessary) any Action arising from or relating to the Reinsured Policies, including initiating such Actions to enforce any right relating to the Reinsured Policies, (iv) to collect any and all Recoveries and other sums due or payable in respect of the Reinsured Policies, (v) to sign (in the Ceding Company’s name, when necessary) vouchers, receipts, releases and other papers in connection with any of the foregoing matters, (vi) to take actions necessary, as may be reasonably determined by the Reinsurer, to maintain the Reinsured Policies in compliance with Applicable Law; (vii) to make rate and form filings to the extent permitted under Section 2.8(c); and (viii) to do everything lawful in connection with the satisfaction of the Reinsurer’s obligations and the exercise of its rights under this Agreement, but in all cases only to the extent of the rights and authority granted to the Reinsurer pursuant to this Agreement and in accordance with the terms hereof. In order to assist the Reinsurer in the performance of the Services hereunder, as reasonably requested by the Reinsurer in writing from time to time, the Ceding Company shall execute and deliver to the Reinsurer written powers of attorney or other documents that are necessary or appropriate for the Reinsurer to carry out the objectives of this Article IV, including delivering to the Reinsurer evidence of its appointment of the Reinsurer as its attorney-in-fact with respect to all matters required, necessary or appropriate to administer the Reinsured Policies. Section 4.3. Subcontracting. The Reinsurer may subcontract for the performance of any Services at the Reinsurer’s sole cost and expense to an Affiliate of the Reinsurer or any Person that performs similar Services with respect to similar insurance business of the Reinsurer or its Affiliates retained for its own account or, with the prior written consent of the Ceding Company, which consent shall not be unreasonably withheld, conditioned or delayed, to another third party (in each case a “Subcontractor”); provided that (a) any such Subcontractor shall be duly licensed to the extent required under Applicable Law so as to permit the performance of the Services that such Subcontractor will perform in compliance with Applicable Law, and (b) no such subcontracting shall relieve the Reinsurer from any of its obligations or liabilities hereunder, and the Reinsurer shall remain responsible for all obligations, liabilities, actions and omissions of any such Subcontractor with regard to providing such service or services as if provided by the Reinsurer; provided, further, that notwithstanding anything to the contrary in this

- 19 - 1006464009v2 Section 4.3, the Reinsurer may subcontract for the performance of any Services to ALIC Seller or an Affiliate of ALIC Seller pursuant to the Transition Services Agreement. Section 4.4. Reporting. (a) From and after the Closing Date, the Reinsurer shall provide data and any reports reasonably requested by the Ceding Company in connection with the Reinsured Policies to enable the Ceding Company to comply with Applicable Law, including, without limitation, all statutory insurance reporting, state regulatory reporting and tax reporting requirements and any current or future informational reporting or other requirements imposed by any Governmental Entity, other than such reporting requirements that are required because the Ceding Company or any of its Affiliates are subject to non-U.S. legal or regulatory requirements or standards. Without limiting the generality of the foregoing, the Reinsurer shall prepare and provide to the Ceding Company the reports set forth on Schedule C at the times specified therein with respect to the Reinsured Policies. (a) For each calendar quarter that the Statutory Reserves are equal to or greater than $10 million as of the last day of such calendar quarter, the Reinsurer shall provide to the Ceding Company, by the relevant Capital Reporting Deadline, a calculation of the RBC Ratio of the Reinsurer as of the last day of such calendar quarter, (i) based on the Reinsurer’s good faith estimate as of the last day of such calendar quarter (other the last quarter of a calendar year), using, to the extent any factors are not reasonably available, amounts based on reasonable estimation and annualization or (ii) calculated by the Reinsurer as of the last day of such calendar year, as applicable. In addition, if the RBC Ratio as of any quarter-end is below 250% and has been cured, the Reinsurer shall provide to the Ceding Company evidence that such shortfall has been cured by the relevant Capital Reporting Deadline. Each such calculation shall include reasonable supporting detail with respect to such calculation. (b) Upon reasonable notice, each Party shall from time to time furnish to the other such other information related to the Reinsured Policies as may be reasonably required by such other Party for regulatory, tax or similar purposes and reasonably available to it, and such information shall be prepared and delivered on a timely basis in order for the receiving Party to comply with any filing deadlines required by Applicable Law or by contract. ARTICLE V. REGULATORY AND LEGAL ACTIONS Section 5.1. Regulatory Actions. (a) Each Party shall promptly notify the other Party promptly upon receiving notice, or otherwise becoming aware, of any examination, inquiry or Action initiated by a Governmental Entity related to the Reinsured Policies (each, a “Regulatory Action”), and furnish to the other Party copies of all pleadings and correspondence from the Governmental Entity initiating such Action. Except as otherwise set forth in this Section 5.1, the Reinsurer shall supervise and control the defense and/or settlement of all Regulatory Actions at its own cost and expense and in the name of the Ceding Company when necessary; provided that the Ceding Company shall retain the ultimate authority to make decisions regarding the defense of Regulatory Actions. The

- 20 - 1006464009v2 Reinsurer shall provide to the Ceding Company a copy of any proposed response to a Governmental Entity for the Ceding Company’s prior review and approval (which approval shall not be unreasonably withheld, conditioned or delayed), and the Reinsurer shall incorporate any reasonable comments provided by the Ceding Company to the Reinsurer with respect to such matters. (b) The Reinsurer shall not settle or compromise any Regulatory Action without the Ceding Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed). The Ceding Company, upon written notice to the Reinsurer and at its sole cost and expense, shall have the right at any time to supervise and control the response, defense, settlement or other resolution of any Regulatory Action that (i) seeks an injunction or other equitable relief against the Ceding Company or any of its Affiliates, or (ii) if successful, would reasonably be expected to (A) materially interfere with the business, financial condition or results of operations of the Ceding Company, in each case, with respect to business of the Ceding Company other than the business reinsured by the Reinsurer under this Agreement or (B) cause significant harm to the reputation or relationships with regulators of the Ceding Company or its Affiliates; provided that (i) the Ceding Company shall provide to the Reinsurer for its prior review and comment a copy of any proposed response to a Governmental Entity or proposed settlement of a Regulatory Action and consider in good faith any reasonable recommendations of the Reinsurer that are provided to the Ceding Company and (ii) the Reinsurer shall have the right to engage its own separate legal representation and to participate fully in, but not control, any such defense, settlement, or compromise assumed by the Ceding Company. The Ceding Company shall not settle or compromise any Regulatory Action without the prior written consent of the Reinsurer (such consent not to be unreasonably withheld, conditioned or delayed) and the Ceding Company shall be responsible for any Extra-Contractual Obligations resulting from the Ceding Company’s control thereof. In addition, the Ceding Company shall keep the Reinsurer reasonably informed of the progress of all such Regulatory Actions. (c) The Reinsurer shall keep the Ceding Company informed of the progress of any Regulatory Actions that the Reinsurer controls hereunder on a timely basis. At the Ceding Company’s reasonable request, the Reinsurer shall provide the Ceding Company with a report of any pending Regulatory Actions covered under this Section 5.1, summarizing the nature of any such pending Regulatory Actions, the alleged actions or omissions, if any, giving rise to such Regulatory Actions and copies of any files or other documents that the Ceding Company may reasonably request in connection with its review of such matters, other than such files, documents and other information as would, in the judgment of counsel to the Reinsurer, lead to the loss or waiver of legal privilege. Section 5.2. Legal Actions. (a) Each Party shall promptly notify the other Party promptly upon receiving notice, or otherwise becoming aware, of any litigation, arbitration or other Action (other than a Regulatory Action) relating to the Reinsured Policies (each, a “Legal Action”), and furnish to the other Party copies of all pleadings and correspondence in connection therewith. Except as otherwise set forth in this Section 5.2, the Reinsurer shall supervise and control the defense and/or settlement of all Legal Actions at its own cost and expense and in the name of the Ceding Company when necessary. The Reinsurer shall provide the Ceding Company a copy of any

- 21 - 1006464009v2 proposed response to any Legal Action to which the Ceding Company is a party for the Ceding Company’s prior review and comment and shall take into account any reasonable recommendations of the Ceding Company that are provided to the Reinsurer in a timely manner with respect to such matters. (b) The Reinsurer shall not settle or compromise any Legal Action without the Ceding Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed) unless (i) there is no finding or admission of any violation of Applicable Law by the Ceding Company or any of its Affiliates, (ii) the sole relief provided is monetary damages that are paid in full by the Reinsurer and (iii) the settlement does not contain any restriction or condition that would apply to or adversely affect the Ceding Company or its Affiliates or the conduct of business by the Ceding Company and its Affiliates (other than in respect of the Reinsured Policies). (c) The Ceding Company, upon written notice to the Reinsurer and at its sole cost and expense, shall have the right at any time to assume sole and exclusive control over the response, defense, settlement or other resolution of any Legal Action if such Legal Action (i) seeks an injunction or other equitable relief against the Ceding Company or any of its Affiliates other than with respect to the Reinsured Policies or (ii) would, if successful, reasonably be expected to have a material adverse effect on the business, assets, liabilities, obligations, financial condition or results of operations of the Ceding Company or any of its Affiliates; provided that (A) the Ceding Company shall provide to the Reinsurer for its prior review and comment a copy of any proposed response to any Legal Action and shall fully consider and not unreasonably reject any such comments provided by the Reinsurer thereon; and (B) the Reinsurer shall have the right to engage its own separate legal representation and to participate fully in, but not control the defense of such Legal Action. The Ceding Company shall not settle or compromise any such Legal Action without the Reinsurer’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) unless (i) there is no liability of the Reinsurer hereunder resulting from the Ceding Company’s control thereof (or such liability is paid in full by the Ceding Company) and (ii) the settlement does not encumber any of the assets of the Reinsurer or its Affiliates or contain any restriction or condition that would apply to or adversely affect the Reinsurer or its Affiliates or the conduct of business by the Reinsurer and its Affiliates, other than any such restriction or condition that is a requirement of Applicable Law. The Ceding Company shall be responsible for any Extra-Contractual Obligations resulting from the Ceding Company’s control of any Legal Action. (d) Each Party shall keep the other Party fully informed of the progress of any pending Legal Actions that such Party controls hereunder on a timely basis and, at the other Party’s reasonable request, provide to the other Party a report summarizing the nature of any such pending Legal Action, the alleged actions or omissions, if any, giving rise to such Legal Action and copies of any files or other documents that the other Party may reasonably request in connection with its review of such matters, in each case other than such files, documents and other information as would, in the judgment of counsel to such Party controlling the Legal Action, lead to the loss or waiver of legal privilege. Section 5.3. Cooperation. Each Party hereto shall cooperate with and assist the controlling Party in responding to, defending, prosecuting and settling any examination, inquiry

- 22 - 1006464009v2 or Action under this ARTICLE V V; provided, that neither Party shall be required to waive any applicable attorney-client, attorney work product or other evidentiary privileges. Notwithstanding anything to the contrary contained in this Agreement, except (a) for interpleader Actions or counterclaims or (b) to otherwise enforce all rights at law or in equity or other good faith claims of the Ceding Company in respect of the Reinsured Policies, in each case of (a) or (b), that are instituted by the Reinsurer in the name of the Ceding Company, neither the Ceding Company nor the Reinsurer shall have the authority to institute, prosecute or maintain any legal or regulatory proceeding on behalf of the other Party without the prior written consent of such other Party, except as expressly contemplated in this Agreement. Section 5.4. Applicability of the Stock Purchase Agreement and Transaction Agreements. Nothing contained in this Agreement is intended to amend or supersede any provision of the Stock Purchase Agreement or any other Transaction Agreement, and no term in this Agreement is intended to waive any rights with respect to indemnification, including any rights of Buyer to recover for Reinsured Liabilities that are indemnifiable losses under the Stock Purchase Agreement, or procedures with respect to any claim for indemnification, that any Party hereto may have under the terms of the Stock Purchase Agreement or any other Transaction Agreement. In the event of any conflict between the terms of this Agreement and the Stock Purchase Agreement with respect to indemnification, or procedures with respect to any claim for indemnification, the terms of the Stock Purchase Agreement shall control. ARTICLE VI. SECURITY Section 6.1. Licenses; Reserve Credit. At all times during the term of this Agreement, the Reinsurer shall (a) use its reasonable best efforts to hold and maintain its license or accreditation in the Ceding Company Domiciliary State and (b) if the Reinsurer fails to maintain its license or accreditation in the Ceding Company Domiciliary State, take all other actions so that the Ceding Company may receive Reserve Credit (including, at the Reinsurer’s option, the posting of letters of credit, establishing a credit for reinsurance trust or other acceptable security as are necessary so as to permit the Ceding Company to obtain Reserve Credit). The Reinsurer shall promptly notify the Ceding Company of any event or change in its licensing or accreditation in the Ceding Company Domiciliary State or other condition that would be reasonably likely to result or has resulted in any loss of, or impairment to, Reserve Credit. Should any such event or change occur, the Reinsurer shall take all steps necessary so as to permit the Ceding Company to obtain Reserve Credit no later than the fifth (5th) Business Day prior to the end of the calendar quarter during which such event occurred. In addition, in furtherance of the performance of the Reinsurer’s obligations under this Section 6.1, upon any loss of, or impairment to, Reserve Credit, the Ceding Company and the Reinsurer agree to amend this Agreement, the Trust Agreement or any other Transaction Agreement or execute such additional documents as reasonably needed to comply with the credit for reinsurance laws and regulations to ensure continued Reserve Credit in the Ceding Company Domiciliary State. Notwithstanding anything contained in this Section 6.1 to the contrary, in the event that (i) there is a repeal of or amendment or other modification to the provisions of the Dodd–Frank Wall Street Reform and Consumer Protection Act (Pub.L. 111-203, H.R. 4173) that would authorize a Governmental Entity in any jurisdiction of the United States where the Ceding Company is

- 23 - 1006464009v2 licensed to transact business (other than the State of New York) to apply the applicable rules for credit for reinsurance in such jurisdiction to the Ceding Company and (ii) the Ceding Company reasonably determines following consultation with the Reinsurer that it is obligated under Applicable Law to comply with such rules in order to receive statutory financial statement credit in any such jurisdiction, then this Section 6.1 shall automatically be deemed to be amended without any action by the parties hereto to require that the Reinsurer shall take all steps necessary so as to enable the Ceding Company to obtain full statutory financial statement credit for the reinsurance provided by this Agreement in any such jurisdiction in addition to, and to the same extent as, the Ceding Company Domiciliary State, to the extent such credit is not otherwise available under Applicable Law. Section 6.2. Security. (a) On or prior to the Closing Date, the Reinsurer and the Ceding Company shall execute and deliver the Trust Agreement, and the Reinsurer, as grantor, shall establish and shall maintain, at its sole cost and expense, the Trust Account with the Trustee, naming the Ceding Company as sole beneficiary thereof to secure the Reinsurer’s obligations hereunder in accordance with the terms of this Agreement and the Trust Agreement until such time as a Trust Account is no longer required pursuant to Section 6.10. Concurrently with the execution of this Agreement, on the Closing Date, the Reinsurer shall deposit into the Trust Account Eligible Assets with a Statutory Book Value equal to the Reinsurer’s good faith estimate of the Required Balance as of the Closing Date. (b) The Reinsurer shall not, and shall direct that the Trustee shall not, grant or cause or permit to be created or granted in favor of any third person, other than the Ceding Company and the Trustee, any security interest whatsoever in any of the assets in the Trust Account. Section 6.3. Trust Account and Settlements. The Trustee shall hold assets in the Trust Account pursuant to the terms of the Trust Agreement. All settlements of account under this Agreement between the Ceding Company and the Reinsurer shall be made in United States dollars in cash or its equivalent. Section 6.4. Eligible Assets. The assets that may be held in the Trust Account shall consist only of Eligible Assets. Following the Closing Date, the Reinsurer shall, in accordance with Section 6.8, provide to Ceding Company a quarterly report listing each asset in the Trust Account and the Statutory Book Value and Fair Market Value of each such asset as of the end of the relevant calendar quarter and certify that each such asset is an Eligible Asset. If at any time there are assets in the Trust Account that are not Eligible Assets, the Reinsurer will not be deemed to have breached this Section if such assets are replaced with Eligible Assets within ten (10) Business Days of such assets becoming non-Eligible Assets. Section 6.5. Deposit of Assets. Prior to depositing assets in the Trust Account, the Reinsurer will execute assignments or endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignments, in order that the Ceding Company, or the Trustee upon the direction of the Ceding Company, may whenever necessary negotiate these assets without the consent or signature from the Reinsurer or any other entity.

- 24 - 1006464009v2 Section 6.6. Modification Following a FMV Triggering Event. The Parties acknowledge and agree that, upon the occurrence, and during the continuation, of a FMV Triggering Event, certain provisions of this Agreement and the Trust Agreement shall cease to be effective, and other provisions shall automatically be effective, as described herein and in the Trust Agreement. Provisions of this Agreement that will automatically become modified upon the occurrence of a FMV Triggering Event are as follows: (a) the assets constituting Eligible Assets shall be modified as set forth in Section 6.4; (b) the valuation of Eligible Assets in the Trust Account shall be modified from Statutory Book Value to Fair Market Value; (c) Section 6.7(a) governing the use and application of assets in the Trust Account by the Ceding Company prior to a FMV Triggering Event shall not apply, and (d) Section 6.7(b) governing the use and application of assets in the Trust Account following the occurrence of a FMV Triggering Event by the Ceding Company shall apply. In addition, as soon as is practicable, but not more than five (5) Business Days following the date on which the Reinsurer becomes aware of the occurrence of a FMV Triggering Event the Reinsurer shall (i) substitute any assets in the Trust Account that are not Eligible Assets for assets which are Eligible Assets, and (ii) deposit additional assets consisting of Eligible Assets in the Trust Account sufficient to ensure that the aggregate Fair Market Value of the Eligible Assets in the Trust Account is not less than the Required Balance as of the last day of the immediately prior calendar quarter end. Section 6.7. Withdrawal of Assets from the Trust Account. (a) Prior to a FMV Triggering Event. So long as no FMV Triggering Event has occurred, the Ceding Company and Reinsurer agree that the assets maintained in the Trust Account may be withdrawn by the Ceding Company (or any successor by operation of law of the Ceding Company, including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Ceding Company) without diminution because of any insolvency, rehabilitation, conservatorship or comparable proceeding (an “Insolvency”) on the part of the Ceding Company or Reinsurer, in accordance with the terms of the Trust Agreement, and only in order to pay or reimburse the Ceding Company for any undisputed amounts due from the Reinsurer under this Agreement and not yet recovered from the Reinsurer, including any Reinsured Risks, Terminal Settlement, or other amounts due under this Agreement, which amounts have not been paid by the Reinsurer when due under this Agreement, which amounts have not been paid by the Reinsurer within ten (10) Business Days following its receipt of a specific notice thereof. The amount of any such withdrawal in excess of amounts then due to the Ceding Company hereunder shall be deemed maintained in trust for the benefit of Reinsurer and promptly returned to the Trust Account, along with interest on such amounts at the Interest Rate for the period that such amounts are held by the Ceding Company. (b) Following a FMV Triggering Event. Following the occurrence, and during the continuation, of a FMV Triggering Event, the Ceding Company and Reinsurer agree that the assets maintained in the Trust Account may be withdrawn by the Ceding Company, or any successor by operation of law of the Ceding Company including, without limitation, any liquidator, rehabilitator, receiver or conservator of the Ceding Company, without diminution because of Insolvency on the part of the Ceding Company or Reinsurer, at any time without notice or consent from the Reinsurer but only for one or more of the following purposes:

- 25 - 1006464009v2 (i) to pay or reimburse the Ceding Company for (A) the Reinsurer’s share under this Agreement of premiums returned, but not yet recovered from the Reinsurer, to the owners of the Reinsured Policies reinsured hereunder because of cancellations of the Reinsured Policies, and (B) the Reinsurer’s share under this Agreement of surrenders and benefits or losses paid by the Ceding Company, but not yet recovered from the Reinsurer, under the terms and provisions of the Reinsured Policies reinsured hereunder; (ii) to pay to the Reinsurer amounts held in the Trust Account in excess of the amount necessary to secure the credit or reduction from liability for reinsurance ceded by the Ceding Company hereunder; or (iii) where the Ceding Company has received notification of termination of the Trust Account and where the Reinsurer’s entire obligations under this Agreement remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw amounts equal to the Reinsurer’s share of liabilities for Reinsured Policies reinsured hereunder, to the extent that the liabilities have not yet been funded by the Reinsurer, and deposit those amounts in a separate account, in the name of the Ceding Company in any qualified United States financial institution as defined in 624.610(5)(b) of the Florida Insurance Code apart from its general assets, in trust for the uses and purposes specified in (i) and (ii) above as may remain executory after withdrawal and for any period after the termination date. The Ceding Company shall return (or instruct the Trustee to return) to the Trust Account or to the Reinsurer within five (5) Business Days of withdrawal, assets withdrawn in excess of all amounts required under Sections 6.7(b)(i), (ii) and (iii). The Ceding Company shall pay to the Reinsurer interest on such excess withdrawn amounts under Section 6.7(b)(iii) at the Interest Rate for the period that such assets are held by the Ceding Company. Any such excess amount shall at all times be held by the Ceding Company (or any successor by operation of law of the Ceding Company, including any liquidator, rehabilitator, receiver or conservator of the Ceding Company) in trust for the benefit of the Reinsurer and be maintained in a segregated account, separate and apart from any assets of the Ceding Company for the sole purpose of funding the payments and reimbursements described in paragraphs (i) and (ii) of Section 6.7(b). Section 6.8. Adjustment of Security and Withdrawals. (a) The amount of security required to be provided by Reinsurer hereunder shall be adjusted following the end of each calendar quarter after the date hereof based on (i) the Required Balance as of the end of such calendar quarter calculated by the Reinsurer and furnished to the Ceding Company in a report no later than forty-five (45) days following the end of such calendar quarter (the “Security Funding Reporting Date”) and (ii) the Statutory Book Value or Fair Market Value, as applicable, of Eligible Assets as of the end of such calendar quarter as furnished by the Reinsurer to the Ceding Company in a report no later than the Security Funding Reporting Date. The amount of security held in the Trust Account shall be adjusted as follows:

- 26 - 1006464009v2 (i) Prior to the occurrence of a FMV Triggering Event: (1) If the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account as of the end of such calendar quarter is less than the Required Balance, calculated based on the most recent report delivered by the Reinsurer under Section 6.8(a), then Reinsurer shall, no later than seven (7) Business Days following the Security Funding Reporting Date, transfer additional Eligible Assets to the Trust Account so that the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account is not less than the Required Balance. (2) If the aggregate Statutory Book Value of the Eligible Assets in the Trust Account as of the end of such calendar quarter exceeds the Required Balance, calculated based on the most recent report delivered by the Reinsurer under Section 6.8(a), then Reinsurer shall have the right to withdraw such excess in accordance with the terms of the Trust Agreement; provided that the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the aggregate Fair Market Value of such assets will not increase as a result of such withdrawal other than de minimis increases associated with the removal of cash or cash equivalents. (ii) Following the occurrence, and during the continuation, of a FMV Triggering Event: (1) If the aggregate Fair Market Value of the Eligible Assets held in the Trust Account as of the end of such calendar quarter is less than the Required Balance, calculated based on the most recent report delivered by the Reinsurer under Section 6.8(a), then Reinsurer shall, no later than seven (7) Business Days following the Security Funding Reporting Date, transfer additional Eligible Assets to the Trust Account so that the aggregate Fair Market Value of the Eligible Assets held in the Trust Account is not less than the Required Balance. (2) If the aggregate Fair Market Value of the Eligible Assets held in the Trust Account as of the end of such calendar quarter exceeds the Required Balance, calculated based on the most recent report delivered by the Reinsurer under Section 6.8(a), then the Reinsurer shall have the right to withdraw such excess upon the prior written consent of the Ceding Company, which such consent shall not be unreasonably withheld, conditioned or delayed; provided that, immediately after giving effect to such withdrawals, the Trust Account will contain Eligible Assets having an aggregate Fair Market Value equal to at least the Required Balance.

- 27 - 1006464009v2 (b) The report required to be delivered by the Reinsurer as described in Section 6.8(a) shall include a listing of each asset in the Trust Account and the Statutory Book Value and Fair Market Value of each such asset as of the end of the relevant Accounting Period and indicate if any such asset is not an Eligible Asset. In the event that the Ceding Company disagrees with the calculation of the Statutory Book Value or Fair Market Value of any Eligible Asset or whether any asset is an Eligible Asset as set forth in such report, the Ceding Company may deliver written notice to the Reinsurer of such disagreement within forty five (45) calendar days of receipt of such report and the Parties shall attempt in good faith to resolve such disagreement. Any resolution agreed to in writing by the Parties shall be final and binding upon the Parties. If the Parties are unable to resolve any disagreement as to the calculation of the Statutory Book Value or Fair Market Value, as applicable, of any Eligible Asset or whether any asset is an Eligible Asset within ten (10) Business Days after the Ceding Company delivers written notice of any such disagreement to the Reinsurer, the Parties shall jointly request the Independent Accounting Firm to determine the Statutory Book Value or Fair Market Value, as applicable, of the disputed Eligible Asset or whether the disputed asset is an Eligible Asset as of the relevant date. The Independent Accounting Firm’s determination of the Statutory Book Value or Fair Market Value, as applicable, of the disputed Eligible Asset or whether the disputed asset is an Eligible Asset shall be final and binding upon the Parties. Each Party shall pay one-half of the Independent Accounting Firm’s fees, costs and expenses associated with the Independent Accounting Firm’s determination. After a final and binding resolution of any dispute described in this Section 6.8(b) is reached, the Parties agree to make any necessary adjustments under Section 6.6(a) so that (i) absent the occurrence of a FMV Triggering Event, the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account is not less than the Required Balance, or (ii) following the occurrence of a FMV Triggering Event, the aggregate Fair Market Value of the Eligible Assets held in the Trust Account is not less than the Required Balance. Section 6.9. Substitutions. (a) Other than during the continuation of a FMV Triggering Event, from time to time, without the written consent of, or notice to, the Beneficiary, the Reinsurer or its designated Investment Manager (as defined in the Trust Agreement), may direct the Trustee to substitute all or any part of the assets contained in the Trust Account, provided that at the time of such substitution and after giving effect to such substitution, the withdrawn assets are replaced with other Eligible Assets having a Statutory Book Value at least equal to the Statutory Book Value of the substituted assets so as to maintain at all times Eligible Assets in the Trust Account not less than the Required Balance and the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the aggregate Fair Market Value of such assets will not increase as a result of such substitution other than de minimis increases associated with the removal of cash or cash equivalents. (b) Following the occurrence, and during the continuation, of a FMV Triggering Event, from time to time, with the written consent of the Ceding Company (which consent shall not be unreasonably withheld, conditioned or delayed), the Reinsurer or its designated Investment Manager (as defined in the Trust Agreement) may direct the Trustee to substitute all or any part of the assets in the Trust Account , provided that at the time of such substitution and after giving effect to such substitution, the substituted assets are replaced with other Eligible

- 28 - 1006464009v2 Assets having a Fair Market Value at least equal to the Fair Market Value of the substituted assets so as to maintain at all times Eligible Assets in the Trust Account not less than the Required Balance. Section 6.10. Termination of Trust Account. Notwithstanding anything to the contrary herein, prior to a FMV Triggering Event, if at any time the report required to be delivered by the Reinsurer as described in Section 6.8(a) demonstrates that the Required Balance is less than or equal to $10 million, then (a) the Reinsurer and the Ceding Company shall promptly deliver a notice of termination of the Trust Account to the Trustee in accordance with the Trust Agreement and (b) the Reinsurer shall have no further obligation to maintain any asset in the Trust Account pursuant to this Agreement. Section 6.11. Cure of FMV Triggering Event. On any day following the occurrence of a FMV Triggering Event on which a FMV Triggering Event exists, the Reinsurer shall have the right, but not the obligation, to deliver to the Ceding Company written notice (a) certifying that no FMV Triggering Event is occurring as of the date thereof and (b) providing documentation that reasonably supports such certification. In the event that the Ceding Company is reasonably satisfied upon receipt of such notice that no FMV Triggering Event is continuing as of the date thereof, the Ceding Company shall notify the Trustee within five (5) Business Days of receipt of such notice from the Reinsurer that the FMV Triggering Event is no longer in force, such delivery of notice to the Trustee by the Ceding Company not to be unreasonably withheld, conditioned or delayed. Immediately following the delivery of such notice to the Trustee and until the occurrence of a subsequent FMV Triggering Event, the Reinsurer and the Ceding Company hereby agree to apply the terms and conditions of this Agreement as if the applicable FMV Triggering Event that has been cured did not occur. ARTICLE VII. OVERSIGHTS; COOPERATION Section 7.1. Oversights. Inadvertent delays, oversights, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve either Party from any liability that would have attached had such delay, oversight, error or omission not occurred. The Parties shall nevertheless cooperate in good faith to rectify such delay, oversight, error or omission as soon as possible after discovery so that both Parties shall be restored as closely as possible to the positions they would have occupied if no delay, oversight, error or omission had occurred. Section 7.2. Cooperation. The Ceding Company and the Reinsurer shall cooperate with each other in order to accomplish the objectives of this Agreement by furnishing additional information and executing and delivering any additional documents as may be reasonably requested by the other to further perfect or evidence the consummation of, or otherwise implement, any transaction contemplated by this Agreement or the other Transaction Agreements, or to aid in the preparation of any regulatory filing or financial statement; provided, however, that any such additional documents must be reasonably satisfactory to each Party and not impose upon either Party any liability, risk, obligation, loss, cost or expense not contemplated by this Agreement or the other Transaction Agreements.

- 29 - 1006464009v2 ARTICLE VIII. INSOLVENCY Section 8.1. Insolvency of the Ceding Company. (a) In the event of the insolvency of the Ceding Company, all reinsurance ceded, renewed or otherwise becoming effective under the terms of this Agreement shall be payable by the Reinsurer directly to the Ceding Company or to its statutory liquidator, receiver or statutory successor on the basis of the liability of the Ceding Company under the Reinsured Policies without diminution because of the insolvency of the Ceding Company, subject to the other terms, conditions, exclusions and limitations of the applicable Reinsured Policy and this Agreement. (b) It is understood, however, that in the event of such an insolvency of the Ceding Company, the liquidator, receiver or statutory successor of the Ceding Company shall give written notice of the pendency of a claim against the Ceding Company on a Reinsured Policy within a reasonable period of time after such claim is filed in the applicable insolvency proceedings and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its liquidator, receiver or statutory successor. It is further understood that the expenses incurred by the Reinsurer for investigation and interposition pursuant to this Section 8.1(b) will be chargeable, subject to Applicable Law and court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Section 8.2. Satisfaction and Discharge. Any payment by the Reinsurer pursuant to this Article VIII shall be, to the extent of the payment, in substitution, satisfaction and discharge of the Reinsurer’s obligations to the Ceding Company, or to its receiver, liquidator, rehabilitator, conservator or similar Person or statutory successor, under this Agreement. Neither this Article VIII, nor any other provision of this Agreement nor any applicable Reinsured Policy, shall be construed in a manner which would subject the Reinsurer to liability for duplicative payment of Reinsured Liabilities reinsured under this Agreement. ARTICLE IX. DURATION; RECAPTURE Section 9.1. Duration. This Agreement shall continue in force until such time as (a) the Ceding Company’s Liability arising out of or related to all Reinsured Policies is terminated in accordance with their respective terms and each Party has received payments that discharge the other Party’s liabilities incurred hereunder prior to such termination, (b) in accordance with Section 9.3(a), the Ceding Company has elected to recapture the reinsurance of the Reinsured Policies in full, and the Terminal Settlement has been completed in accordance with Section 9.4 or (c) in accordance with Section 9.3(b), the Reinsurer has elected to terminate the reinsurance of the Reinsured Policies in full, and the Terminal Settlement has been completed in accordance with Section 9.4.

- 30 - 1006464009v2 Section 9.2. Survival. Notwithstanding the other provisions of this Article VII, the terms and conditions of Articles I, IX and XI shall remain in full force and effect after the termination of this Agreement. Section 9.3. Recapture; Termination. (a) During the continuation of a Recapture Triggering Event, the Ceding Company shall have the right (but not the obligation) to recapture all, but not less than all, of the reinsurance ceded under this Agreement, by providing the Reinsurer with written notice of its intent to effect recapture within seventy-five (75) calendar days after the Ceding Company becomes aware of the occurrence of any Recapture Triggering Event. Recapture of the Reinsured Policies shall be effective as of 11:59 p.m. on the last day of the month in which the Ceding Company delivers to the Reinsurer such notice (the “Recapture Date”). (b) During the continuation of a Termination Event, the Reinsurer shall have the right (but not the obligation) to terminate this Agreement in full by providing the Ceding Company with written notice of its intent to effect a termination of this Agreement within seventy-five (75) calendar days after the Reinsurer becomes aware of the occurrence of any Termination Event. Termination of this Agreement shall be effective as of 11:59 p.m. on the last day of the month in which the Reinsurer delivers to the Ceding Company such notice or such later day as set forth in the Reinsurer’s termination notice (the “Termination Date”, and each of the Recapture Date and Termination Date a “Terminal Settlement Date”). (c) Following a recapture pursuant to Section 9.3(a) or a termination pursuant to Section 9.3(b), subject to the satisfaction of payment obligations described in Section 9.4, both the Ceding Company and the Reinsurer will be fully and finally released from all rights and obligations under this Agreement in respect of the Reinsured Policies, other than (i) any payment obligations that expressly survive termination as provided in Section 9.2, and (ii) the Reinsurer Extra-Contractual Obligations. Following the consummation of the recapture or termination, (i) no additional Recoveries or other amounts payable under such Reinsured Policies shall be payable to the Reinsurer hereunder, and the Reinsurer shall not have any further right to receive any Recoveries, (ii) the Reinsurer shall be relieved of on-going responsibilities for servicing the Reinsured Policies pursuant to Article IV, and (iii) the Reinsurer shall have no further obligations with respect to payment of any Reinsured Liabilities, reinsurance of Reinsured Risks or any other obligations whatsoever under this Agreement except for (i) obligations under the provisions that expressly survive termination as provided in Section 9.2 and (ii) the Reinsurer Extra-Contractual Obligations. Upon a recapture or termination pursuant to this Section 9.3, the Reinsurer shall sell, assign, transfer and deliver to the Ceding Company, effective as of the Terminal Settlement Date, all of Reinsurer’s right, title and interest in the Recoveries and the security interest granted pursuant to Section 3.4 shall be automatically released. Notwithstanding the foregoing, a recapture or termination pursuant to this Section 9.3 will not affect unpaid obligations or Liabilities due under any of the other Transaction Agreements. (d) Notwithstanding the remedies contemplated by this Article IX or the other Transaction Agreements, (i) the Ceding Company may, in its sole discretion, require direct payment by the Reinsurer and (ii) the Reinsurer may, in its sole discretion, require direct payment by the Ceding Company, of any sum in default under this Agreement or any other

- 31 - 1006464009v2 Transaction Agreement in lieu of exercising the remedies in this Article IX, and it shall be no defense to any such claim that such Party might have had other recourse. Section 9.4. Recapture Payments. (a) In connection with a recapture or termination pursuant to Section 9.3, the Reinsurer shall prepare a settlement statement within fifteen (15) calendar days of the Terminal Settlement Date (the “Terminal Settlement Statement”) setting forth the terminal settlement calculated in accordance with Schedule D (the “Terminal Settlement”). If the amount of the Terminal Settlement is positive, then within five (5) Business Days following the date on which the Reinsurer delivers the Terminal Settlement Statement to the Ceding Company, the Reinsurer and the Ceding Company shall instruct the Trustee pursuant to the Trust Agreement to transfer to the Ceding Company assets with a Fair Market Value equal to such amount; and if the assets in the Trust Account are insufficient for such payment, the Reinsurer and the Ceding Company shall instruct the Trustee to transfer all assets remaining in the Trust Account to the Ceding Company, and the Reinsurer shall pay the balance of the amount of the Terminal Settlement to the Ceding Company in cash. If the amount of the Terminal Settlement is negative, then within five (5) Business Days following the date on which the Reinsurer delivers the Terminal Settlement Statement to the Ceding Company, the Ceding Company shall pay such amount to the Reinsurer in cash. In case of any dispute with respect to the Terminal Settlement, the undisputed portion of the Terminal Settlement shall be paid in accordance with this Section 9.4(a) within five (5) Business Days after delivery of the Reinsurer’s calculation of the Terminal Settlement, and the Parties shall make any necessary adjustments to the Terminal Settlement within five (5) Business Days after a final and binding resolution of the dispute is reached in accordance with Section 9.4(b). Following the final determination of the Terminal Settlement (including pursuant to Section 9.4(b)), the Trust Account shall be terminated and any remaining amounts or amount held in trust pursuant to Article VI shall be released to the Reinsurer after the full satisfaction of the Terminal Settlement pursuant to the Terminal Settlement Statement. The Ceding Company shall promptly take all actions, including providing written consent to the Trustee, to permit such termination of the Trust Account and release of such assets to the Reinsurer. (b) In the event that the Ceding Company disagrees with the calculation of the Terminal Settlement, the Ceding Company shall, within five (5) Business Days after its receipt of such report, deliver written notice to the Reinsurer of such disagreement and the Parties shall attempt in good faith to resolve such disagreement. Any resolution agreed to in writing by the Parties shall be final and binding upon the Parties. If the Parties are unable to resolve any disagreement within ten (10) Business Days after the Ceding Company delivers written notice of any such disagreement to the Reinsurer, either Party may request the Independent Accounting Firm to determine the Terminal Settlement. The Independent Accounting Firm’s determination of the Terminal Settlement shall be final and binding upon the Parties. The fees, costs and expenses associated with the Independent Accounting Firm’s determination shall be allocated between the Ceding Company and the Reinsurer in accordance with the Independent Accounting Firm’s judgment as to the relative merits of the Parties’ proposals in respect of the dispute.

- 32 - 1006464009v2 ARTICLE X. DAC TAX ADJUSTMENT Section 10.1. DAC Tax Adjustment. To the extent that Section 848 of the Code and corresponding Treasury Regulation Section 1.848-2 are applicable to the Reinsured Policies, the Ceding Company and the Reinsurer hereby agree to make the joint election provided for in Treasury Regulation Section 1.848-2(g)(8) and, in furtherance of that election, agree as follows: (a) Each party will attach a schedule contemplated by Treasury Regulation 1.848- 2(g)(8) to its federal income tax return for the first taxable year that includes the date this Agreement is executed identifying the Agreement as a reinsurance agreement for which the joint election applies and will otherwise file its respective federal income tax returns in a manner consistent with the provisions of Treasury Regulation Section 1.848-2 as in effect on the date this Agreement is executed. This election will remain in effect for all future taxable years for which this Agreement remains in effect. (b) The party with the net positive consideration as defined in Section 1.848-2 of the Treasury Regulations for each taxable year under this Agreement will capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1) of the Code. (c) Both parties to this Agreement agree to exchange information pertaining to the amount of the net consideration under this Agreement each year to ensure consistency for purposes of computing specified policy acquisition expenses or as otherwise required by the Internal Revenue Service. (d) The Reinsurer will submit a schedule to the Ceding Company by April 1 of each year providing the Reinsurer’s calculation of the net consideration for the preceding calendar year. This schedule will be accompanied by a statement signed by an officer of the Reinsurer stating that the Reinsurer will report such net consideration on its Tax return for the preceding calendar year. (e) The Ceding Company may contest such calculation by providing an alternative calculation to the Reinsurer in writing within thirty (30) days of the Ceding Company’s receipt of the Reinsurer’s calculation. If the Ceding Company does not so notify the Reinsurer, the Ceding Company will report the net consideration as determined by the Reinsurer in the Ceding Company’s Tax return for the previous calendar year. (f) If the Ceding Company contests the Reinsurer’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within thirty (30) days of the date the Ceding Company submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on an amount of net consideration, each party shall report such amount in their respective Tax returns for the previous calendar year, and if the parties are not able to resolve the dispute by negotiation, the dispute shall be resolved by the Independent Accounting Firm within thirty (30) days of the submission of the dispute to the Independent Accounting Firm by the Ceding Company or the Reinsurer. The decision of the

- 33 - 1006464009v2 Independent Accounting Firm shall be final and binding, and the costs, expenses and fees of the Independent Accounting Firm shall be borne equally by the Ceding Company, on the one hand, and the Reinsurer, on the other hand. (g) This joint election shall be effective for taxable years ending after the date this agreement is executed. (h) Both the Ceding Company and the Reinsurer are subject to U.S. taxation under Subchapter L of Chapter 1 of the Code. ARTICLE XI. MISCELLANEOUS Section 11.1. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to the Ceding Company: American Heritage Life Insurance Company 1776 American Heritage Life Drive Jacksonville, FL 32224 Attention: Mekka Drew; Kurt Valentine E:mail: MDrew@allstate.com; Kurt.Valentine@allstate.com with a copy to: Investments & Business Transactions Law Allstate Insurance Company 2775 Sanders Road Northbrook, IL 60062 Email: lawcontractnotices@allstate.com

- 34 - 1006464009v2 with a copy (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: John M. Schwolsky Howard T. Block Email: jschwolsky@willkie.com hblock@willkie.com (b) if to the Reinsurer: Allstate Life Insurance Company 3100 Sanders Road, Suite 303 Northbrook, IL 60062 Attention: Angela Fontana E-mail: Angela.Fontana@Everlakelife.com with copies (which shall not constitute notice) to: Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 Attention: Nicholas F. Potter Marilyn A. Lion Email: nfpotter@debevoise.com malion@debevoise.com Section 11.2. Entire Agreement; Third Party Beneficiaries. This Agreement (including all exhibits and schedules hereto) and the other Transaction Agreements constitute the entire agreement, and supersede all prior agreements, understandings, representations and warranties, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies Section 11.3. Severability; Amendment; Modification; Waiver. (a) Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any Applicable Law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

- 35 - 1006464009v2 (b) This Agreement may be amended or a provision hereof waived only by a written instrument signed by each of the Ceding Company and the Reinsurer. (c) No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. Section 11.4. Governing Law. Except as otherwise set forth herein as to the application of the insurance laws of the Ceding Company Domiciliary State or the Reinsurer Domiciliary State, this Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its principles or rules of conflict of laws, to the extent such principles or rules are not mandatorily applicable by statute and would permit or require the application of the laws of another jurisdiction. Section 11.5. Jurisdiction; Enforcement. (a) Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the United States or any state court, which in either case is located in the City of New York (each, a “New York Court”), for purposes of enforcing this Agreement or determining any claim arising from or related to the transactions contemplated by this Agreement. In any such action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper; provided, that nothing set forth in this sentence shall prohibit any of the parties hereto from removing any matter from one New York Court to another New York Court. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding will be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment will be conclusive evidence of the fact and amount of such award or judgment. Any process or other paper to be served in connection with any action or proceeding under this Agreement shall, if delivered or sent in accordance with Section 11.1, constitute good, proper and sufficient service thereof. (b) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, without the necessity of posting bond or other undertaking, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Agreement, this being in addition (subject to the terms of this Agreement) to any other remedy to which such party is entitled at law or in equity. In the event that any Action is brought in equity to enforce the provisions of this Agreement, no party hereto

- 36 - 1006464009v2 shall allege, and each party hereto hereby waives any defense or counterclaim, that there is an adequate remedy at law. The parties further agree that (i) by seeking any remedy provided for in this Section 11.5(b), a party shall not in any respect waive its right to seek any other form of relief that may be available to such party under this Agreement and (ii) nothing contained in this Section 11.5(b) shall require any party to institute any action for (or limit such party’s right to institute any action for) specific performance under this Section 11.5(b) before exercising any other right under this Agreement. (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.5. Section 11.6. Expenses. Except as otherwise provided herein or in the other Transaction Agreements, the Parties hereto shall each bear their respective expenses incurred in connection with the negotiation, preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of counsel, actuaries and other representatives. Section 11.7. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties. Each party may deliver its signed counterpart of this Agreement to the other parties by means of electronic mail or any other electronic medium utilizing image scan technology, and such delivery will have the same legal effect as hand delivery of an originally executed counterpart. Section 11.8. Books and Records. (a) During the term of this Agreement, the Reinsurer shall maintain books and records of all transactions pertaining to the Reinsured Policies (i) in accordance with any and all Applicable Laws, (ii) in accordance with the Reinsurer’s internal record retention procedures and policies, and (iii) in a format reasonably accessible by the Ceding Company and its representatives. Without limiting the foregoing, except to the extent that Applicable Law requires the Reinsurer to discard information at an earlier date, all original books and records with respect to the Reinsured Policies must be maintained for at least the seven-year period following the termination of such Reinsured Policy (or such longer period as would comply with the records retention policies of the Reinsurer then in effect with regards to its own business or otherwise as required to comply with Applicable Law) and may thereafter only be destroyed after the Reinsurer has given the Ceding Company at least sixty (60) calendar days prior written notice of the books and records with respect to the Reinsured Policies that the Reinsurer intends

- 37 - 1006464009v2 to destroy. If a request is made by the Ceding Company during such sixty (60) calendar day period to do so, the Ceding Company may, at its cost and expense, have the right to take possession of such books and records in the format maintained by the Reinsurer. Notwithstanding the foregoing, the Reinsurer shall continue to have custody of such books and records for so long as is reasonably required for the Reinsurer to carry out its duties under this Agreement. (b) During the term of this Agreement, upon any reasonable request from the Ceding Company or its representatives, the Reinsurer shall (i) provide, or cause its Subcontractors to provide, to the Ceding Company and its representatives reasonable access during normal business hours to the books and records under the control of the Reinsurer or a Subcontractor pertaining to the Reinsured Policies, and (ii) permit, or cause its Subcontractors to permit, the Ceding Company and its representatives to make copies of such records, in each case at no cost to the Reinsurer or its Subcontractors; provided, in each case, that such access shall not unreasonably interfere with the conduct of the business of the Reinsurer or its Subcontractors, as applicable; and provided, further that any request from the Ceding Company or its representatives for such access shall be deemed reasonable if such request is made (A) no more than once per calendar year, (B) in response to the identification by the Ceding Company of any material issues (x) from any of the reports provided by the Reinsurer hereunder, (y) during any prior audit or (z) from any complaint by the Contractholder or beneficiary of a Reinsured Policy, a Regulatory Action or a Legal Action or (C) to the extent necessary for the Ceding Company to respond to any audit or examination by, or an inquiry or request from, a Governmental Entity. Nothing herein shall require the Reinsurer to disclose any information to the Ceding Company or its representatives to the extent such information does not pertain to the Reinsured Policies or if such disclosure would jeopardize any attorney-client privilege, the work product immunity or any other legal privilege or similar doctrine or contravene any Applicable Law or any contract (including any confidentiality agreement to which the Reinsurer or any of its Affiliates is a party) (it being understood that the Reinsurer shall use its reasonable best efforts to enable such information to be furnished or made available to the Ceding Company or its representatives without so jeopardizing privilege or contravening such Applicable Law or contract) or require the Reinsurer to disclose its tax records or any personnel or related records. (c) During the term of this Agreement, upon any reasonable request from the Reinsurer or its representatives, the Ceding Company shall (i) provide, or cause its subcontractors to provide, to the Reinsurer and its representatives reasonable access during normal business hours to the books and records under the control of the Ceding Company or any of its subcontractors pertaining to the Reinsured Policies, and (ii) permit, or cause its subcontractors to permit, the Reinsurer and its representatives to make copies of such records, in each case at no cost to the Ceding Company; provided, in each case, that such access shall not unreasonably interfere with the conduct of the business of the Ceding Company. Nothing herein shall require the Ceding Company to disclose any information to the Reinsurer or its representatives if such disclosure would jeopardize any attorney-client privilege, the work product immunity or any other legal privilege or similar doctrine or contravene any Applicable Law or contract (including any confidentiality agreement to which the Ceding Company or any of its Affiliates is a party) (it being understood that the Ceding Company shall use its reasonable best efforts to enable such information to be furnished or made available to the Reinsurer or its representatives without so jeopardizing privilege or contravening such Applicable Law or

- 38 - 1006464009v2 contract) or require the Ceding Company to disclose its tax records (other than premium tax filings) or any personnel or related records. Section 11.9. Treatment of Confidential Information. (a) The Ceding Company shall not use any information regarding the Reinsured Policies, including information regarding the Contractholders, other than for purposes of complying with its obligations under this Agreement or as otherwise required by Applicable Law. (b) In connection with maintaining, administering, handling and transferring the data of the Contractholders and other recipients of benefits under the Reinsured Policies, each Party shall, and shall cause its Affiliates and representatives to, comply with all confidentiality and security obligations applicable to them in connection with the collection, use, disclosure, maintenance and transmission of any Personal Information, including the provisions of privacy policies under which such information was gathered and applicable Privacy and Security Laws. Each Party shall permit each other Party and its representatives, as well as Governmental Entities as required by Applicable Law, to audit such Party’s compliance herewith. Each Party agrees that Personal Information shall be disclosed only (i) as required by Applicable Law or a Governmental Entity, (ii) as required or appropriate to perform their respective duties and obligations hereunder or (iii) as otherwise agreed by the Parties. (c) If either Party discovers a breach or threatened breach of its security safeguards or measures that involves or may reasonably be expected to involve unauthorized access to, disclosure of or use of, or have a material adverse effect on, Personal Information or would require a breach notification to a Contractholder under Applicable Law (a “Security Incident”), such Party shall, at its own expense, (i) notify (both orally, if practicable, and in any event in writing) the other Party as promptly as reasonably practicable of said Security Incident, (ii) promptly (and in any event within two (2) Business Days) investigate such Security Incident, (iii) promptly (and in any event within two (2) Business Days) take commercially reasonable steps to restore the security of such Personal Information, notifying the other Party in writing with respect to such measures, (iv) deliver any required or requested notifications or other communications to third parties (including Contractholders) with respect to such Security Incident in a timely manner as required by Applicable Law, (v) remedy any such Security Incident, including using best efforts to identify and address any root causes for such Security Incident, and (vi) cooperate with the other Party and any Governmental Entity investigating such Security Incident. Section 11.10. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law (other than by operation of law in a merger) or otherwise, by either party without the prior written consent of the other party, and any such assignment that is not consented to shall be null and void; provided, however that nothing in this Agreement shall be construed to prohibit the Reinsurer from retroceding all or any portion of the risk reinsured hereunder to any retrocessionaire. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

- 39 - 1006464009v2 Section 11.11. Rules of Construction. When reference is made in this Agreement to a Section, Exhibit or Schedule, such reference shall be to a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. All references herein to any agreement, instrument, statute, rule or regulation are to the agreement, instrument, statute, rule or regulation as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under said statutes) and to any section of any statute, rule or regulation including any successor to said section. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. Whenever the word “Dollars” or the “$” sign appear in this Agreement, they shall be construed to mean United States Dollars, and all transactions under this Agreement shall be in United States Dollars. This Agreement has been fully negotiated by the parties hereto and shall not be construed by any Governmental Entity against either party by virtue of the fact that such party was the drafting party. Section 11.12. Incontestability. In consideration of the mutual covenants and agreements contained herein, each Party agrees that this Agreement, and each and every provision hereof, is and shall be enforceable by and between them according to its terms, and each Party does hereby agree that it shall not contest the validity or enforceability hereof. Section 11.13. Negotiated Agreement. This Agreement has been negotiated by the Parties and the fact that the initial and final draft will have been prepared by either Party or an intermediary will not give rise to any presumption for or against any Party to this Agreement or be used in any respect or forum in the construction or interpretation of this Agreement or any of its provisions. [The rest of this page intentionally left blank.]

Signature Page to Coinsurance Agreement IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on the day and year first above written. AMERICAN HERITAGE LIFE INSURANCE COMPANY By: Name: Mario Rizzo Title: Authorized Signatory ALLSTATE LIFE INSURANCE COMPANY By: Name: Marilyn Hirsch Title: Senior Vice President and Treasurer

Signature Page to Coinsurance Agreement IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed on the day and year first above written. AMERICAN HERITAGE LIFE INSURANCE COMPANY By: Name: Mario Rizzo Title: Authorized Signatory ALLSTATE LIFE INSURANCE COMPANY By: Name: Marilyn Hirsch Title: Senior Vice President and Treasurer

- 41 - 1006464009v2 SCHEDULE A Original Reinsurance Agreements 1. Reinsurance Agreement between the Ceding Company and the Reinsurer dated July 13, 2010 and effective as of (i) 12:01 a.m. on July 1, 2010 for all Reinsured Policies set forth in Part 1a of Schedule B (i.e., “GoodForLife” products) and (ii) 12:01 a.m. on July 18, 2011 for all Reinsured Policies set forth in Part 1b of Schedule B that are not also set forth on Part 1a of Schedule B (e.g. “GoodForLife Protector” products), as amended. 2. Reinsurance and Administrative Services Agreement between the Ceding Company and Columbia Universal Life Insurance Company, effective February 1, 1998 (which was novated from Columbia Universal Life Insurance Company to the Reinsurer pursuant to a Novation and Assignment Agreement dated July 26, 2004), as amended. 3. Reinsurance Agreement between the Ceding Company and the Reinsurer dated December 17, 2004 and effective as of 11:59 p.m. on December 31, 2004, as amended, including pursuant to that certain Recapture Agreement, dated as of the Closing Date, pursuant to which the Ceding Company recaptured all individual and group disability policies previously ceded thereunder.

- 42 - 1006464009v2 SCHEDULE B Reinsured Policies 1. Reinsurance Agreement between the Ceding Company and the Reinsurer dated July 13, 2010 and effective as of (i) 12:01 a.m. on July 1, 2010 for all Reinsured Policies set forth in Part 1 of Schedule B (i.e., “GoodForLife” products) and (ii) 12:01 a.m. on July 18, 2011 for all Reinsured Policies set forth in Part 2 of Schedule B that are not also set forth on Part 1 of Schedule B (e.g. “GoodForLife Protector” products), as amended: a. For the period 12:01 a.m. July 1, 2010 up to, but not including, 12:01 a.m. July 18, 2011, “Policy” or “Policies” shall mean all individual universal life insurance policies, and all endorsements and riders attached thereto, marketed as the “GoodForLife” product and represented by “Policy Company #66” on Ceding Company’s Life-70 administration system, including: GoodForLife Universal Life Base Policy Accidental Death and Severe Injury Rider Critical Illness Rider Accelerated Death Benefit Rider Enhancement Grace Period Rider Children’s Level Term Rider Total Disability Premium Waiver Rider Accidental Death Benefit Rider Other Insurer Person Level Term Rider Primary Insured Level Term Rider Future Purchase Option Rider b. For the period beginning on 12:01 a.m. July 18, 2011, “Policy” or “Policies” means all individual universal life insurance policies, and all endorsements and riders attached thereto, marketed as either the “GoodForLife” or “GoodForLife Protector” products and represented by “Policy Company #66” on Ceding Company’s Life-70 administration system, including: GoodForLife GoodForLife Protector Universal Life Base Policy Universal Life Base Policy Accidental Death and Severe Injury Rider Lifetime Coverage Guarantee Rider Critical Illness Rider Extended Coverage Guarantee Rider

- 43 - 1006464009v2 Accelerated Death Benefit Rider Children’s Level Term Rider Enhancement Grace Period Rider Accelerated Benefit Rider for Terminal Illness Children’s Level Term Rider Accelerated Benefit Rider for Critical Illness Total Disability Premium Waiver Rider Accelerated Benefit Rider for Permanent Illness Accidental Death Benefit Rider Accelerated Benefit Rider for Chronic Illness Other Insured Person Level Term Rider Primary Insured Level Term Rider Future Purchase Option Rider 2. Reinsurance and Administrative Services Agreement between the Ceding Company and Columbia Universal Life Insurance Company, effective February 1, 1998 (which was novated from Columbia Universal Life Insurance Company to the Reinsurer pursuant to a Novation and Assignment Agreement dated July 26, 2004), as amended: INSURANCE PROGRAMS STATE FORM NO. Simplified Issue Whole Life (SIWL) Final Expense NC L-D022 Summer Pay Annuity for Retirement (SPAR) NC, VA A-B021 3. Reinsurance Agreement between the Ceding Company and the Reinsurer dated December 17, 2004 and effective as of 11:59 p.m. on December 31, 2004, as amended: Single Premium Deferred Annuities with numbers A-D031 (11.99)

- 44 - 1006464009v2 SCHEDULE C Reports REPORT DELIVERY DATE End of Quarter (EOQ) 1. Monthly trial balance by account EOQ + 3 business days 2. Report of claims paid EOQ + 6 business days 3. Report of claims pending EOQ + 6 business days 4. Reserve report (GAAP, Statutory) GAAP: EOQ + 6 business days STAT: EOQ + 10 business days 5. Report of premium accruals (if applicable) EOQ + 6 business days 6. Premiums/benefits by state (if not included in reports above) EOQ + 6 business days 7. Reinsurer RBC Ratio Capital Reporting Deadline: Later of (i) EOQ + 45 days and (ii) regulatory filing date for quarterly reports other than calendar year end Later of (i) EOQ + 60 days and (ii) regulatory filing date for calendar year end 8. Other reports as required for regulatory reporting As required.

- 45 - 1006464009v2 SCHEDULE D Terminal Settlement The Terminal Settlement shall be an amount equal to: 1. Any amounts due and payable by the Reinsurer to the Ceding Company as of the Terminal Settlement Date; minus 2. Any amounts due and payable by the Ceding Company to the Reinsurer as of the Terminal Settlement Date; plus 3. Without duplication, the net amount, if any, due the Ceding Company in respect of the final Accounting Period; minus 4. Without duplication, the net amount, if any, due the Reinsurer in respect of the final Accounting Period; plus 5. The Statutory Reserves with respect to the Reinsured Policies as of the Terminal Settlement Date.

- 46 - 1006464009v2 SCHEDULE E Investment Guidelines The assets in the Trust Account shall be comprised of assets that would constitute admitted assets on the Statutory Financial Statements of both the Ceding Company and the Reinsurer, provided that at no time may more than 5% of the assets in the Trust Account be rated below “BBB-“ (or its equivalent) by any of Moody’s, Standard & Poor’s or Fitch.

- 47 - 1006464009v2 EXHIBIT I Settlement Statement Coinsurance Agreement between  American Heritage Life Insurance Company Company ("Ceding Company") and  Allstate Life Insurance Company ("Reinsurer")  For the period ending XXXX XX,20XX    Section 3.3 (b)  i. Reinsured liabilities paid by Ceding Company    Claims  $      Benefits        Claim expenses, including litigation expenses        Interest on claims or unearned premiums        Premium refunds        Premium taxes (net of credits)        Insolvency fund assessments        Commissions, expense allowances or other compensation        Other servicing and administration fees        Reinsurer Extra‐Contractual Obligations      Total      $          minus        ii.  Recoveries received by Ceding Company      Premiums received or receivable  $      Recoveries of assessments paid at or after closing date        Recoveries of Reinsured Liabilities        All other payments/recoveries related to Reinsured Liabilities       Total      $          Net Settlement Due to (from) American Heritage Life Insurance Company  (i less ii)    $    Section 3.3 (c)  Net amount received (paid) by Allstate Life Insurance Company during  reporting period  $      Net Settlement Due to (from) American Heritage Life Insurance Company    $

- 48 - 1006464009v2 EXHIBIT II Form of Trust Agreement

1006464010v2 TRUST AGREEMENT BY AND AMONG ALLSTATE LIFE INSURANCE COMPANY AMERICAN HERITAGE LIFE INSURANCE COMPANY AND THE BANK OF NEW YORK MELLON Dated as of: November 1, 2021

TABLE OF CONTENTS

		Page
Section 1.	Establishment of Trust Account; Initial Deposit.	1
Section 2.	Withdrawal of Assets.	3
Section 3.	Redemption, Investment and Substitution of Assets.	4
Section 4.	The Income Account.	5
Section 5.	Taxes; Right to Vote Assets.	5
Section 6.	Additional Rights and Duties of the Trustee	7
Section 7.	The Trustee's Compensation, Expenses and Indemnification.	9
Section 8.	Resignation of the Trustee.	10
Section 9.	FMV Triggering Event.	11
Section 10.	Termination of the Trust Account	13
Section 11.	Definitions	14
Section 12.	Reliance on Instructions	17
Section 13.	Governing Law.	19
Section 14.	Jurisdiction; Enforcement.	19
Section 14.	Notices.	20
Section 15.	Shareholder Communications Act.	21
Section 16.	Specific Performance.	22
Section 17.	Successors and Assigns; No Third-Party Beneficiaries.	23
Section 18.	Entire Agreement.	23
Section 19.	Interpretation.	23
Section 20.	Headings.	23
Section 21.	Waivers and Amendments.	24
Section 22.	Severability.	24
Section 23.	Information Sharing.	24
Section 24.	USA PATRIOT Act.	25
Section 25.	Sanctions.	25
Section 26.	Execution in Counterparts	26

EXHIBITS

A – Initial Transferred Assets
B-1 – Form of Beneficiary Withdrawal Notice
B-2 – Form of Grantor Withdrawal Notice
C – Form of FMV Triggering Event Certification
D – Form of Notice of Cure of FMV Triggering Event

i

1006464010v2

1 1006464010v2 TRUST AGREEMENT THIS TRUST AGREEMENT, dated as of November 1, 2021 (this “Agreement”), is by and among Allstate Life Insurance Company, a life insurance company domiciled in the State of Illinois (the “Grantor”), American Heritage Life Insurance Company, a life insurance company domiciled in the State of Florida (the “Beneficiary”), and The Bank of New York Mellon, a New York banking corporation, as trustee (such bank, in its capacity as trustee, being referred to as the “Trustee”). RECITALS WHEREAS, pursuant to an Amended and Restated Coinsurance Agreement by and between the Beneficiary and the Grantor dated as of the date hereof, (the “Reinsurance Agreement”), the Beneficiary is ceding to the Grantor, and the Grantor is reinsuring the Reinsured Risks (as defined in the Reinsurance Agreement) pursuant to the terms and conditions of the Reinsurance Agreement; WHEREAS, pursuant to the Reinsurance Agreement, the Grantor desires to establish with the Trustee a trust account, in the name of the Grantor (the “Trust Account”), and transfer, or cause to be transferred, to the Trustee, for deposit in the Trust Account, Assets (as hereinafter defined) to be made subject to this Agreement in order to secure payment of amounts at any time and from time to time owing by the Grantor to the Beneficiary under the Reinsurance Agreement; WHEREAS, the Trustee has agreed to act as Trustee hereunder and, in accordance with the terms hereof, to hold Assets in trust in the Trust Account on the terms herein set forth; and WHEREAS, this Agreement is made for the benefit of the Beneficiary and for the purpose of setting forth the duties and powers of the Trustee with respect to the Trust Account. NOW, THEREFORE, for and in consideration of the promises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows: Section 1. Establishment of Trust Account; Initial Deposit. (a) Concurrently with the execution and delivery of this Agreement, the Trustee shall establish a Trust Account in the Grantor’s name into which Eligible Assets (as hereinafter defined) shall be deposited, and shall administer the Trust Account as Trustee for the sole use and benefit of the Beneficiary in accordance with the terms of this Agreement. Assets credited to the Trust Account shall be subject to withdrawal by the Beneficiary and the Grantor only as set forth herein. The Trustee and its lawfully appointed successors are authorized and shall have power to receive Eligible Assets (as hereinafter defined) as the Grantor (or the Beneficiary on behalf of the Grantor) transfers to or vests in the Trustee or places under the Trustee’s possession and control for the uses and purposes and in the manner and according to

2 1006464010v2 the provisions hereinafter set forth. All such Eligible Assets at all times shall be maintained by the Trustee in the Trust Account, separate and distinct from all other assets on the books and records of the Trustee and in accordance with the terms of this Trust Agreement. (b) On the date hereof, the Grantor is transferring (or causing to be transferred) to the Trustee, for deposit to the Trust Account, the Eligible Assets listed on Exhibit A hereto, and after the date hereof, the Grantor may transfer to the Trustee, for deposit to the Trust Account, additional Eligible Assets as it may from time to time be required to deposit by this Agreement or the Reinsurance Agreement (all such Eligible Assets in the Trust Account and proceeds thereof are collectively “Assets”), subject in all respects to a determination by the Trustee in good faith of its then-present ability to operationally accept transfer of such Assets into the Trust Account at the time of such deposit. The Grantor, prior to depositing Eligible Assets with the Trustee, and any other assets held in the Trust Account, shall execute or cause to be executed assignments, endorsements in blank, or transfer legal title to the Trustee of all shares, obligations or any other assets requiring assignment, in order that the Beneficiary or the Trustee, upon the direction of the Beneficiary, may whenever necessary negotiate any such Eligible Assets without the consent or signature from the Grantor or any other Person. (c) The Grantor hereby represents, warrants and covenants (i) that any assets transferred by the Grantor to the Trustee for deposit to the Trust Account will be in such form that the Beneficiary whenever necessary may, and the Trustee upon direction by the Beneficiary may, negotiate any such assets without consent or signature from the Grantor or any Person in accordance with the terms of this Agreement; and (ii) that all assets transferred by the Grantor to the Trustee for deposit to the Trust Account will consist only of Eligible Assets at the time of such transfer. The Trustee shall have no responsibility whatsoever to determine at any time whether any Assets are or continue to be Eligible Assets. (d) The Trustee hereby agrees that it shall not change the account name or account number of the Trust Account without at least thirty (30) days’ prior written notice to the Beneficiary and the Grantor. (e) The Grantor and the Trustee agree that certain securities or other assets credited to the Trust Account may be registered in the name of the Trustee or its nominee, with any powers, resolutions and consents to the Trustee as necessary for the Trustee to freely negotiate such securities or other assets. (f) The Grantor hereby represents, warrants and covenants to the Beneficiary that the Grantor owns and will own its interest in the assets deposited by it into the Trust Account (other than any assets deposited by the Beneficiary on behalf of the Grantor as to which the Grantor makes no representations or warranties) free and clear of any security interest in, or lien or adverse claim on, such assets, other than the beneficial interests in favor of the Beneficiary created hereunder. (g) Without the prior written consent of the Beneficiary and the Grantor, the Trustee will not, enter into any agreement under which the Trustee agrees to comply with entitlement orders or instructions originated by any Person. The Trustee agrees to promptly notify the Beneficiary and the Grantor if any Person asserts or seeks to assert a lien,

3 1006464010v2 encumbrance or adverse claim against any portion or all of the property credited to the Trust Account at any time. Section 2. Withdrawal of Assets. (a) Beneficiary Withdrawal. In the event that the Grantor has failed to pay or reimburse the Beneficiary for material undisputed amounts due from the Grantor under the Reinsurance Agreement and not yet recovered from the Grantor, including any Reinsured Risks, Terminal Settlement or other amounts due under the Reinsurance Agreement which amounts have not been paid by the Grantor within ten (10) Business Days following its receipt of a specific notice thereof the Beneficiary shall have the right to withdraw Assets valued at Fair Market Value from the Trust Account by delivering a written notice from the Beneficiary Authorized Officers to the Trustee and the Grantor, substantially in the form attached hereto as Exhibit B-1 (a “Beneficiary Withdrawal Notice”). Assets withdrawn from the Trust Account may be utilized and applied by the Beneficiary (or any successor by operation of law of the Beneficiary, including any statutory liquidator, rehabilitator, receiver, conservator or statutory successor of the Beneficiary), without diminution because of insolvency on the part of the Beneficiary or the Grantor for such purposes, subject to the other terms, conditions, exclusions and limitations of the Reinsurance Agreement and this Agreement. The Beneficiary need not present any statement or document other than a Beneficiary Withdrawal Notice in order to withdraw any Assets; nor is such right of withdrawal or any other provision of this Agreement subject to any conditions or qualifications not contained in this Agreement. Each withdrawal from the Trust Account by the Beneficiary shall constitute a representation and certification of the Beneficiary to the Grantor and the Trustee that such withdrawal is being made in accordance with the terms of this Agreement and the Reinsurance Agreement. (b) Grantor Withdrawal. If the aggregate Statutory Book Value of the Eligible Assets at the end of any calendar quarter exceeds the Required Balance at the end of such calendar quarter, the Grantor may provide a written notice to the Beneficiary of its intent to withdraw Assets from the Trust Account in an amount not to exceed such excess; provided that the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the Fair Market Value of such Eligible Assets will not increase as a result of such withdrawal other than de minimis increases associated with the withdrawal of cash or cash equivalents. Following the tenth (10th) Business Day after its delivery of such notice, unless the Beneficiary has delivered a written notice to the Grantor disputing the amount of such withdrawal in good faith, the Grantor shall have the right, without the consent of the Beneficiary, to withdraw Assets from the Trust Account pursuant to the preceding sentence by delivering to the Trustee, with a copy to the Beneficiary, a written notice signed by the Grantor Authorized Officers substantially in the form attached hereto as Exhibit B-2 (a “Grantor Withdrawal Notice”) containing a certification, upon which the Trustee may conclusively rely, that the requirements of this Section 2(b) have been satisfied. The Grantor Withdrawal Notice shall specify the invested Assets or cash amount to be withdrawn. Each withdrawal from the Trust Account by the Grantor shall constitute a representation and certification of the Grantor to the Beneficiary and the Trustee that such

4 1006464010v2 withdrawal is being made in accordance with the terms of this Agreement and the Reinsurance Agreement. (c) The party withdrawing Assets as permitted pursuant to Section 2(a) or Section 2(b)2(b) shall be referred to herein as the “Withdrawing Party” and the Beneficiary Withdrawal Notice or the Grantor Withdrawal Notice, as applicable, shall be referred to herein as a “Withdrawal Notice”. (d) Following receipt of a Withdrawal Notice, the Trustee shall promptly take any and all steps necessary to transfer, absolutely and unequivocally, all right, title and interest to the invested Assets or cash amount specified in such Withdrawal Notice, and shall deliver such invested Assets or cash amount as specified in such notice to the appropriate party. The Beneficiary or the Grantor (as applicable) shall acknowledge receipt of any such Assets withdrawn upon request by the Trustee. (e) The Trustee shall be fully protected in relying conclusively upon any Withdrawal Notice or any other written demand, instruction, direction, acknowledgment, statement, notice, resolution, request, consent, order, certificate, report, appraisal, opinion, electronic mail, letter, or other communication (collectively, “Communications”) of the Beneficiary or the Grantor, as applicable, for any such withdrawal that on its face conforms to the requirements of this Agreement. (f) Except as provided in Section 3 of this Agreement, in the absence of a Withdrawal Notice, the Trustee shall allow no substitutions or withdrawals of any Asset from the Trust Account. The parties hereto agree that the Trustee shall have no responsibility whatsoever to determine that any Assets withdrawn from the Trust Account pursuant to this Section 2 will be used and applied in the manner contemplated therein. Section 3. Redemption, Investment and Substitution of Assets. (a) The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption, deposit the principal amount of the proceeds of any such payment to the Trust Account and provide notice of such payment to the Beneficiary and the Grantor. (b) The Grantor may retain (and pay the service fees of) an investment manager (which may be an Affiliate of the Grantor) (the “Investment Manager”) to manage and make investment decisions with regard to any of the Assets held in the Trust Account, and the Grantor agrees to provide reasonable advance written notice to the Trustee and the Beneficiary of the appointment of each Investment Manager so retained; provided that the Grantor shall remain responsible for all its obligations or liabilities under this Agreement despite delegation of any such obligations or liabilities to such Investment Manager and the Grantor shall be liable with respect to the services to be provided by the Investment Manager as if provided by the Grantor. (c) From time to time, at the written order and direction of the Grantor or its designated Investment Manager, and without consent of, or prior notice to, the Beneficiary (but subject to Section 3(d) below), the Trustee shall invest and reinvest the Assets in the Trust Account in Eligible Assets. The Trustee shall have no responsibility whatsoever to determine

5 1006464010v2 that such designated investments constitute Eligible Assets, and may rely on the direction of the Grantor or its designated Investment Manager. (d) From time to time, without the written consent of, or notice to, the Beneficiary, the Grantor or its designated Investment Manager may direct the Trustee to substitute Assets in the Trust Account, provided that, at the time of such substitution and after giving effect to such substitution, the substituted Assets are replaced with Eligible Assets with a Statutory Book Value at least equal to the Statutory Book Value of the substituted Assets immediately prior to such substitution so as to maintain at all times Eligible Assets in the Trust Account not less than the Required Balance, and provided further that the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the aggregate Fair Market Value of such assets will not increase as a result of such substitution other than de minimis increases associated with the substitution of cash or cash equivalents. The Trustee shall have no responsibility whatsoever to determine the value of such substituted Assets or that such substituted Assets constitute Eligible Assets. (e) All investments and substitutions of Assets referred to in paragraphs (c) and (d) of this Section shall be in compliance with the definition of “Eligible Assets” in Section 11. Any instruction or order concerning such investments or substitutions of Assets shall be referred to herein as an “Investment Order.” The Trustee shall execute Investment Orders and settle securities transactions by itself or may utilize agents or brokers, including Affiliates, and shall not be responsible for any act or omission, or for the solvency, of any such agent or broker in each case to the extent engaged by the Trustee in good faith and in a commercially reasonable manner, unless such act or omission was the direct result of the Trustee’s negligence, fraud, willful misconduct or lack of good faith. The Grantor shall reimburse the Trustee such fees and charges of such agent. (f) When the Trustee is directed to deliver securities against payment, delivery will be made in accordance with generally-accepted market practice. (g) Any loss incurred from any investment pursuant to the terms of this Section 3 shall be borne exclusively by the Trust Account. The Trustee shall not be liable for any loss due to changes in market rates or penalties for early redemption. Section 4. The Income Account. All payments of interest, dividends and other income in respect of Assets (the “Income”) shall be posted and credited by the Trustee in the separate income column of the custody ledger (the “Income Account”) within the Trust Account. Any Income automatically posted and credited on the payment date to the Income Account which is not subsequently received by the Trustee shall be reimbursed by the Grantor to the Trustee and the Trustee may debit the Income Account for this purpose. The Grantor may withdraw amounts from the Income Account upon written notice to the Trustee. Section 5. Taxes; Right to Vote Assets. (a) The Grantor shall pay, prior to delinquency, all taxes, assessments and other charges levied upon the Assets or the Trust Account and shall discharge all liens against

6 1006464010v2 the Assets and the Trust Account; provided, however, that unless and until foreclosure, levy, sale or similar proceedings shall have been commenced, the Grantor need not pay any such tax, assessment or other charge so long as the validity thereof is contested in good faith and by appropriate proceedings and so long as security sufficient to pay such tax, assessment or other charge (and any interest and penalties which may be applicable thereon) has been provided to the Trustee to protect the Beneficiary and the Trustee. In the event that the Grantor shall fail to pay any such tax, assessment or other charge (and shall not be so contesting it) or to discharge any such lien, the Beneficiary may, at its option, but shall not be required to, make any payments necessary to pay such tax, assessment or other charge or to discharge such lien, and the Grantor shall, upon demand, reimburse the Beneficiary for the full amount of such payments (together with interest from the date paid to but not including the date reimbursed at a fluctuating rate per annum equal to the prime rate as announced by the Trustee from time to time). The Trustee shall not be responsible for paying any taxes, assessments or other charges or discharging liens on the Trust Account or any of the Assets thereof. (b) The parties hereto intend that the Trust Account be classified for United States federal income tax purposes as a grantor trust (pursuant to sections 671 through 677 of the Internal Revenue Code of 1986, as amended). Each party hereto agrees to treat the Trust Account as a grantor trust and the Grantor as the owner of the Assets for all United States federal, state and local tax purposes and, thus, any and all income derived from the Assets held in the Trust Account shall constitute income or gain of the Grantor as owner of such Assets. The Trustee shall not be authorized or empowered to do anything that would cause the Trust Account to fail to qualify as a grantor trust or the Grantor to fail to be treated as the owner of the Assets for such tax purposes. The Trustee shall be responsible for any tax reporting, tax withholding or other tax compliance required to be performed by the Trustee on behalf of the Trust Account pursuant to Applicable Law. The Grantor shall be responsible for any other tax reporting, tax withholding or other tax compliance required on behalf of the Trust Account. (c) The Grantor or its Investment Manager shall have the full unqualified right to vote and execute consents and to exercise any and all proprietary rights not inconsistent with this Agreement with respect to any securities or other property forming a part of the Trust Account. In order to facilitate access by Grantor or its designee to ballots or online systems to assist in the voting of proxies received for eligible positions of Eligible Assets held in the Trust Account (excluding bankruptcy matters), the Trustee will, at the written request of Grantor upon the execution of this Agreement, appoint a provider of proxy voting services to act as agent of Grantor to provide global proxy voting services to Grantor. Trustee shall have no obligation or liability in respect of such proxy voting services or the acts or omissions of the provider of such proxy voting services. (d) Whenever there are voluntary rights that may be exercised or alternate courses of action that may be taken by reason of the Grantor’s ownership of Eligible Assets, the Grantor or its designee shall be responsible for making any decisions relating thereto and for directing the Trustee to act pursuant to Corporate Action Instructions (as defined herein). The Trustee shall notify the Grantor or its designee of rights or discretionary actions with respect to Eligible Assets as promptly as practicable under the circumstances, provided that the Trustee has actually received notice of such right or discretionary corporate action from the relevant depository, etc. Absent actual receipt of such notice, the Trustee shall have no liability for

7 1006464010v2 failing to so notify the Grantor or its designee. Absent the Trustee’s timely receipt of Instructions, the Trustee shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Eligible Assets. As used herein, “Corporate Action Instructions” shall mean Instructions delivered to Trustee by Electronic Methods (as defined in Section 12) other than e-mail. Corporate Action Instructions sent by facsimile shall be sent to the following number 844-299-3627 (which such number may be changed from time to time as Trustee may designate in writing). Section 6. Additional Rights and Duties of the Trustee. (a) The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account upon the inception of the Trust Account and at the end of each calendar quarter thereafter (the “Quarterly Statement”). The Quarterly Statement shall list (i) all of the Assets with CUSIP number (if applicable) and other specific identifying information with respect to any Asset that has no CUSIP number, and (ii) any transfers of Assets to or from the Trust Account during such calendar quarter, including all purchases and sales of Assets during such calendar quarter. The Quarterly Statement shall be given as soon as practicable, but in no event later than ten (10) Business Days after the end of each calendar quarter. In addition, the Trustee shall provide daily reporting to the Beneficiary, the Grantor or its designated Investment Manager of the Assets in the Trust Account. The Quarterly Statement and daily reporting under this Section 6(a) may be given by the Trustee to the Grantor (or its designated Investment Manager) and the Beneficiary to the extent that the Grantor (or such Investment Manager) and the Beneficiary, as the case may be, has been given access to the Trustee’s automated data system affording on-line access to trust account information. (b) Before accepting any asset for deposit to the Trust Account, the Trustee shall determine that such asset is in such form that the Beneficiary whenever necessary may, or the Trustee upon written direction by the Beneficiary may, negotiate such asset without consent or signature from the Grantor or any other Person other than the Trustee, in accordance with the terms of this Agreement. The Trustee shall have no responsibility whatsoever to determine at any time whether any assets in the Trust Account are or continue to be Eligible Assets or to determine the value of any Eligible Assets. (c) The Trustee shall notify the Grantor and the Beneficiary in writing (which may be in electronic form) within ten (10) days of any deposits to or withdrawals from the Trust Account. (d) All Assets in physical form shall be held in a safe place by the Trustee in the United States, except that the Trustee may hold any Asset that is in book-entry form as of the date it is credited to the Trust Account (a “Book-Entry Asset”) through the book-entry account maintained by the Trustee with the related depository for such Book-Entry Asset (such a depository being referred to herein as a “Depository”). A Book-Entry Asset may be held in the name of a nominee maintained by the Depository. (e) The Trustee shall accept and may open all mail directed to the Grantor or the Beneficiary in care of the Trustee. The Trustee shall promptly forward all mail to the addressee whether or not opened.

8 1006464010v2 (f) The Trustee shall keep full and complete records of the administration of the Trust Account. Upon the reasonable written request of the Grantor or the Beneficiary, the Trustee shall permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to examine and copy, at their own expense, during the Trustee’s normal business hours any books, documents, papers and records relating to the Trust Account or the Assets. (g) The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended in accordance with the terms hereof, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall be liable only for its own negligence, fraud, willful misconduct or lack of good faith. Subject to the preceding sentence, the Trustee is not liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document contemplated by and given in accordance with this Agreement from the Grantor or the Beneficiary, or (ii) for any consequential, punitive or special damages. (h) The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement to the extent caused, directly or indirectly, by natural disasters, fire, strikes or other labor disputes, work stoppages, acts of war or terrorism, general civil unrest, actual or threatened epidemics, disease, act of any government, governmental authority or police or military authority, declared or threatened state of emergency, legal constraint, the interruption, loss or malfunction of utilities or transportation, communications or computer systems, or any other similar events beyond its reasonable control. The Trustee will use commercially reasonable efforts to minimize the effect of any such events. (i) No provision of this Agreement shall require the Trustee to take any action which, in the Trustee’s reasonable judgment, would result in any violation of this Agreement or any provision of law. The Trustee shall exercise the same due care that is expected of a directed trustee with the responsibility for the safeguarding of Assets in the Trust Account and for compliance with all provisions of this Agreement, whether the Assets are in the Trustee’s physical possession or are held through a Depository. (j) The Trustee may confer with an outside law firm of its selection in relation to matters arising under this Agreement. The written opinion of such law firm shall be full and complete authority and protection for the Trustee with respect to any action taken, omitted or suffered by it in good faith and in accordance with such written opinion of such law firm. (k) The parties hereto acknowledge that nothing in this Agreement shall require the Trustee to risk or expend its own funds in performing its obligations under this Agreement or obligate the Trustee to extend credit, grant financial accommodation or otherwise advance moneys for the purpose of making any payments or part thereof or otherwise carrying out any Instructions, including, without limitation, any Investment Order. (l) The Trustee shall not be responsible for the existence, genuineness or value of any of the Assets (including, without limitation, no responsibility for determining Fair

9 1006464010v2 Market Value or Statutory Book Value) or for the validity, perfection, priority or enforceability of the liens or any security interest in any of the Assets, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, fraud, willful misconduct or lack of good faith on the part of the Trustee, for the validity of title to the Assets, for insuring the Assets or for the payment of taxes (other than as set forth in Section 5), charges, assessments or liens upon the Assets. Notwithstanding the foregoing, the Trustee may, as an accommodation to the Grantor and the Beneficiary, provide pricing or other information services in connection with this Agreement. The Trustee may utilize any vendor (including securities brokers and dealers) believed by it to be reliable to provide such information. Under no circumstances shall the Trustee be liable for any loss, damage or expense suffered or incurred by the Grantor or the Beneficiary as a result of errors or omissions with respect to any pricing or other information utilized by the Trustee hereunder. (m) The Trustee shall not be required to risk or expend its own funds in performing its obligations under this Trust Agreement. Notwithstanding the foregoing, if the Trustee in its absolute discretion, makes any advance for the benefit of the Grantor or the Beneficiary in order to purchase, or to make payment on or against delivery of Assets hereunder, the Trustee shall have a continuing security interest in and right of setoff against such Assets and the proceeds thereof, until such time as the Trustee is repaid the amount of such advance. If at any time before such repayment the market value of such Assets is less than the amount of the advance made to finance their purchase, the Trustee shall have a continuing security interest in and right of setoff against such additional Assets in the Trust Account as is necessary for the repayment of such advance by the Trustee to be fully secured. Section 7. The Trustee’s Compensation, Expenses and Indemnification. (a) The Grantor shall pay the Trustee, as compensation for its services under this Agreement, a fee computed at its usual and customary rates for services of this sort, as determined in good faith by the Trustee from time to time and communicated to and agreed to in writing by the Grantor. The Grantor shall also pay or reimburse the Trustee for all of the Trustee’s expenses and disbursements in connection with its duties under this Agreement (including reasonable attorneys’ fees and expenses and reasonable accounting and consulting fees and expenses), except any such expense or disbursement as may arise from the Trustee’s negligence, fraud, willful misconduct or lack of good faith. (b) Except for the matters for which the Beneficiary is required to indemnify and hold harmless the Trustee as set forth in Section 7(c), the Grantor hereby indemnifies the Trustee for, and holds it harmless against, any Losses howsoever arising in connection with this Agreement or the Trustee’s performance of its obligations in accordance with the provisions of this Agreement, including but not limited to any Losses incurred by the Trustee in connection with its successful defense, in whole or part, of any claim of negligence, fraud, willful misconduct or lack of good faith on its part, or Losses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of Assets, except those Losses arising out of the Trustee’s negligence, fraud, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Grantor and its successor and assigns, notwithstanding the termination of this Trust Agreement.

10 1006464010v2 (c) The Beneficiary agrees to indemnify the Trustee and to hold it harmless against any and all Losses which are sustained by the Trustee by reason of or as a result of (i) any negligence, bad faith or willful misconduct by the Beneficiary in any way relating to, or arising from, this Agreement, and (ii) any action taken or omitted by the Trustee pursuant to the Beneficiary’s written instructions or notices required or permitted to be given to the Trustee hereunder. Notwithstanding the foregoing, the Beneficiary shall not indemnify the Trustee for those Losses caused by the Trustee’s negligence, willful misconduct or lack of good faith. This indemnity shall be a continuing obligation of the Beneficiary and its successor and assigns, notwithstanding the termination of this Agreement. (d) The Grantor and Beneficiary each hereby acknowledges that the foregoing indemnities and Grantor payment and reimbursement obligations shall survive the resignation or discharge of the Trustee or the termination of this Agreement and hereby grants the Trustee a lien, right of set-off and security interest in the funds in the Income Account for the payment of any claim for compensation, reimbursement or indemnity by the Grantor hereunder. (e) To secure repayment of the Grantor’s indemnity and payment obligations to the Trustee hereunder, the Grantor hereby grants to the Trustee, a lien on and a continuing security interest in, and pledges to, the Trustee all funds in the Income Account. No Assets shall be withdrawn from the Trust Account or used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee. (f) Except as otherwise specifically provided herein, the Trustee hereby waives any and all rights of offset, counterclaim and recoupment against the Beneficiary and the Trust Account, and waives any lien (statutory or otherwise) that it may assert against the Trust Account. Section 8. Resignation of the Trustee. (a) The Trustee may resign at any time by giving not less than ninety (90) days’ written notice thereof to the Beneficiary and to the Grantor. The Grantor and the Beneficiary jointly also may remove the Trustee at any time, without assigning any reason therefor, on ninety (90) days’ prior written notice thereof to the Trustee. Such resignation or removal shall become effective on the acceptance of appointment by a successor trustee and the transfer to such successor trustee of all Assets in the Trust Account in accordance with paragraph (b) of this Section 8. (b) Upon receipt of the Trustee’s notice of resignation or notice to the Trustee of removal, the Grantor and the Beneficiary shall promptly appoint a successor trustee. Any successor trustee shall be a bank that is a Qualified United States Financial Institution and shall not be a parent, a subsidiary or an Affiliate of the Grantor or the Beneficiary. If a successor trustee has not accepted such appointment within thirty (30) days after the notice of resignation or removal, the Trustee may, in its sole discretion, apply at the expense of the Grantor to a court of competent jurisdiction for the appointment of a successor trustee or for other appropriate relief. The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Trustee in connection with such proceeding shall be paid by, and be deemed an obligation of, the Grantor. Upon the acceptance of the appointment as trustee hereunder by a successor trustee,

11 1006464010v2 such successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement, but the Trustee shall continue after its resignation to be entitled to the benefits of the indemnities provided herein for a Trustee for any actions taken as a Trustee from the date of this Agreement until the date of discharge. Section 9. FMV Triggering Event. (a) Notwithstanding anything in this Agreement to the contrary, in the event that the Beneficiary delivers a written certification substantially in the form attached hereto as Exhibit C (a “FMV Triggering Event Certification”) to the Grantor and the Trustee of the occurrence of a FMV Triggering Event under the Reinsurance Agreement, upon receipt of such certification by the Trustee, the provisions of Sections 2(a), 2(b) and 3(c) hereof shall no longer be effective and shall be replaced with the below provisions, effective immediately without any further action by any party, until such time as the Beneficiary notifies the Trustee that such FMV Triggering Event is no longer occurring by delivering a written notice in substantially the form attached hereto as Exhibit D (a “Notice of Cure of FMV Triggering Event”), at which time the provisions below shall no longer be effective until such time as the Beneficiary provides the Trustee another FMV Triggering Event Certification and shall be replaced with the provisions of Sections 2(a), 2(b) and 3(c) as in effect immediately prior to receipt of the FMV Triggering Event Certification, effective immediately without any further action by any party: (i) Section 2(a) shall be replaced with the following: (a) Beneficiary Withdrawal. Notwithstanding any other provision of this Agreement, the Beneficiary shall have the right to withdraw Assets valued at Fair Market Value from the Trust Account at any time and from time to time, without notice to the Grantor upon the delivery of a written notice from the Beneficiary Authorized Officers to the Trustee substantially in the form attached hereto as Exhibit B-1 (a “Beneficiary Withdrawal Notice”), to use and apply amounts withdrawn from the Trust Account, without diminution because of the insolvency of the Beneficiary or the Grantor, only for the following purposes: (i) to pay or reimburse the Beneficiary for (A) the Grantor’s share under the Reinsurance Agreement of premiums returned, but not yet recovered from the Grantor, to the owners of the Reinsured Policies reinsured thereunder because of cancellations of the Reinsured Policies, and (B) the Grantor’s share under the Reinsurance Agreement of surrenders and benefits or losses paid by the Beneficiary, but not yet recovered from the Grantor, under the terms and provisions of the Reinsured Policies reinsured hereunder; (ii) to pay to the Grantor amounts held in the Trust Account in excess of the amount necessary to secure the credit or reduction from liability for

12 1006464010v2 reinsurance ceded by the Beneficiary under the Reinsurance Agreement; or (iii) where the Beneficiary has received notification of termination of the Trust Account and where the Grantor’s entire obligations under the Reinsurance Agreement remain unliquidated and undischarged ten (10) days prior to the termination date, to withdraw amounts equal to the Grantor’s share of liabilities for Reinsured Policies reinsured under the Reinsurance Agreement, to the extent that the liabilities have not yet been funded by the Grantor, and deposit those amounts in a separate account, in the name of the Beneficiary in any qualified United States financial institution as defined in 624.610(5)(b) of the Florida Insurance Code apart from its general assets, in trust for the uses and purposes specified in (i) and (ii) above as may remain executory after withdrawal and for any period after the termination date. Each withdrawal from the Trust Account by the Beneficiary shall constitute a representation and certification of the Beneficiary to the Grantor and the Trustee that such withdrawal is being made in accordance with the terms of this Agreement and the Reinsurance Agreement. (ii) Section 2(b) shall be replaced with the following: If the aggregate Fair Market Value of the Eligible Assets at the end of any calendar quarter exceeds the Required Balance at the end of such calendar quarter, the Grantor may, with the written consent of the Beneficiary (which shall not be unreasonably withheld, delayed or conditioned), withdraw Assets from the Trust Account in an amount not to exceed such excess, by delivering a written notice from the Grantor Authorized Officers substantially in the form attached hereto as Exhibit B-2 (a “Grantor Withdrawal Notice”) to the Trustee with the consent of the Beneficiary being endorsed thereon. The Grantor Withdrawal Notice shall specify the invested Assets or cash amount to be withdrawn. Each withdrawal from the Trust Account by the Grantor shall constitute a representation and certification of the Grantor to the Beneficiary and the Trustee that such withdrawal is being made in accordance with the terms of this Agreement and the Reinsurance Agreement. (iii) Section 3(d) shall be replaced with the following: From time to time, and with the written consent of the Beneficiary (which shall not be unreasonably withheld, delayed or conditioned), the Grantor or its designated Investment Manager may direct the Trustee to substitute Assets in the Trust Account, provided, that at the time of such substitution and after giving effect to such substitution, the substituted Assets are replaced with other Eligible Assets having a Fair Market Value at least equal to the Fair Market Value of the substituted Assets immediately prior to such substitution so as to maintain at all times Eligible Assets in the Trust Account not less than the Required

13 1006464010v2 Balance. The Trustee shall have no responsibility whatsoever to determine the value of such substituted Assets or that such substituted Assets constitute Eligible Assets. (b) The Beneficiary shall deliver a Notice of Cure of FMV Triggering Event to the Trustee promptly upon becoming aware that a FMV Triggering Event that has occurred is no longer continuing. (c) Notwithstanding the foregoing, the Trust Account created hereunder shall continue in existence following the occurrence of a FMV Triggering Event. In addition, as soon as is practicable, but not more than five (5) Business Days following the date on which the Grantor becomes aware of the occurrence of a FMV Triggering Event, the Grantor shall (i) substitute any assets in the Trust Account that are not Eligible Assets for assets which are Eligible Assets, and (ii) deposit additional assets consisting of Eligible Assets in the Trust Account sufficient to ensure that the aggregate Fair Market Value of the Eligible Assets in the Trust Account is not less than the Required Balance as of the last day of the immediately prior calendar quarter end. (d) For the avoidance of doubt, the delivery of a FMV Triggering Event Certification by the Beneficiary to the Trustee (with a copy delivered concurrently to the Grantor) shall not modify, supplement or amend any of terms or conditions, or any of the rights or obligations of the Grantor or the Beneficiary, set forth in this Agreement except as expressly provided in this Section 9. Section 10. Termination of the Trust Account. (a) The Trust Account and this Agreement, except for the indemnities provided herein, which shall survive termination, may be terminated, other than pursuant to an order of a court having jurisdiction, only after (i) (A) the Grantor and the Beneficiary have given the Trustee joint written notice of their intention to terminate the Trust Account (the “Notice of Intention”), and (B) the Trustee has given the Grantor and the Beneficiary the written notice specified in paragraph (b) of this Section 10 or (ii) the Grantor and the Beneficiary have given joint written notice to the Trustee that the Required Balance is less than or equal to $10,000,000 (the “Notice of Minimum Balance”), as required under the Reinsurance Agreement. The Notice of Intention or Notice of Minimum Balance shall specify the date on which the Grantor and the Beneficiary intend the Trust Account and this Agreement to terminate (the “Proposed Date”). (b) Within three (3) Business Days following receipt by the Trustee of the Notice of Intention or Notice of Minimum Balance, the Trustee shall give written notice (the “Termination Notice”) to the Beneficiary and the Grantor of the date (the “Termination Date”) on which the Trust Account shall terminate. The Termination Date shall be at least thirty (30) days but no more than forty-five (45) days subsequent to the date the Termination Notice is given, unless the parties otherwise agree in writing. (c) On the Termination Date, after satisfaction of any outstanding Beneficiary Withdrawal Notices, the Trustee shall transfer any Assets remaining in the Trust Account to the

14 1006464010v2 Grantor, at which time all duties and obligations of the Trustee with respect to such Assets shall cease. Section 11. Definitions. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural forms of each term defined if both such forms of such term are used in this Agreement): The term “Action” means any civil, criminal or administrative action, suit, claim, litigation, arbitration proceeding or similar proceeding, in each case before a Governmental Entity, arbitrator or arbitration panel or similar Person or body. The term “Affiliate” means, with respect to any Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such first Person, and the term “Affiliated” shall have a correlative meaning. For the purposes of this definition, “control,” when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly through the ownership of voting securities, by contract, or otherwise, and the terms “controlling” and “controlled” have the meanings correlative to the foregoing. The term “Agreement” shall have the meaning specified in the preamble. The term “Applicable Law” shall mean any law, statute, ordinance, written rule or regulation, order, injunction, judgment, decree, constitution or treaty enacted, promulgated, issued, enforced or entered by any Governmental Entity applicable to any Person or such Person’s businesses, properties, assets or rights, as may be amended from time to time. The term “Assets” shall have the meaning specified in Section 1(b) of this Agreement. The term “Beneficiary” shall have the meaning specified in the preamble. The term “Beneficiary Authorized Officers” shall mean any two of the following officers: the President, Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or any Assistant Secretary of the Beneficiary. The term “Beneficiary Withdrawal Notice” shall have the meaning specified in Section 2(a) of this Agreement. The term “Book-Entry Asset” shall have the meaning specified in Section 6(d) of this Agreement. The term “Business Day” means any day other than a Saturday, a Sunday or any other day on which banking institutions in Chicago, Illinois and New York City are required or authorized by Applicable Law to be closed.

15 1006464010v2 The term “Ceding Company Domiciliary State” shall have the meaning specified in the Reinsurance Agreement. The term “Communications” shall have the meaning specified in Section 2(e) of this Agreement. The term “Corporate Action Instructions” shall have the meaning specified in Section 5(d) of this Agreement. The term “Depository” shall have the meaning specified in Section 6(d) of this Agreement. The term “Eligible Assets” shall mean cash and/or those investments of the type consistent with the requirements for authorized investments and admitted assets under the insurance laws in the Reinsurer Domiciliary State denominated in U.S. dollars; provided, that (i) each such investment that is a security is issued by an institution that is not the Grantor, the Beneficiary or an Affiliate of either the Grantor or the Beneficiary and (ii) such investments comply with the Investment Guidelines; provided, further, following the occurrence of a FMV Trigger Event, such assets shall also meet all requirements under the insurance laws of the Ceding Company Domiciliary State with respect to providing Reserve Credit to the Beneficiary. The term “Fair Market Value” shall have the meaning specified in the Reinsurance Agreement. The term “FMV Triggering Event” shall have the meaning specified in the Reinsurance Agreement. The term “FMV Triggering Event Certification” shall have the meaning specified in Section 9(a) of this Agreement. The term “Governmental Entity” means any domestic or foreign court or governmental authority or agency or any self-regulatory body. The term “Grantor” shall have the meaning specified in the preamble. The term “Grantor Authorized Officers” shall mean any two of the following officers: the President, Chief Financial Officer, Treasurer, Assistant Treasurer, any Executive Vice President or any Senior Vice President of the Grantor. The term “Grantor Withdrawal Notice” shall have the meaning specified in Section 2(b) of this Agreement. The term “Income” shall have the meaning specified in Section 4 of this Agreement. The term “Income Account” shall have the meaning specified in Section 4 of this Agreement.

16 1006464010v2 The term “Instructions” shall mean instructions, directions or other communications actually received by the Trustee in hard copy, by Electronic Methods or other method or system specified by the Trustee as available for use in connection with the services hereunder. The term “Investment Guidelines” shall have the meaning specified in the Reinsurance Agreement. The term “Investment Manager” shall have the meaning specified in Section 3(b) of this Agreement. The term “Investment Order” shall have the meaning specified in Section 3(e) of this Agreement. The term “Notice of Cure of FMV Triggering Event” shall have the meaning specified in Section 9(a) of this Agreement. The term “Notice of Intention” shall have the meaning specified in Section 10(a) of this Agreement. The term “Notice of Minimum Balance” shall have the meaning specified in Section 10(a) of this Agreement. The term “Person” shall mean any individual, corporation, partnership, firm, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, governmental, judicial or regulatory body, business unit, division or other entity. The term “Proposed Date” shall have the meaning specified in Section 10(a) of this Agreement. The term “Qualified United States Financial Institution” shall have the meaning specified in Section 624.610(5)(b) of the Florida Insurance Code. The term “Quarterly Statement” shall have the meaning specified in Section 6(a) of this Agreement. The term “Reinsurance Agreement” shall have the meaning specified in the recitals. The term “Reinsured Policy” shall have the meaning specified in the Reinsurance Agreement. The term “Reinsurer Domiciliary State” shall have the meaning specified in the Reinsurance Agreement. The term “Required Balance” shall have the meaning specified in the Reinsurance Agreement.

17 1006464010v2 The term “Reserve Credit” shall have the meaning specified in the Reinsurance Agreement. The term “Statutory Book Value” shall have the meaning specified in the Reinsurance Agreement. The term “Terminal Settlement” shall have the meaning specified in the Reinsurance Agreement. The term “Termination Date” shall have the meaning specified in Section 10(b) of this Agreement. The term “Termination Notice” shall have the meaning specified in Section 10(b) of this Agreement. The term “Trust Account” shall have the meaning specified in the recitals. The term “Trustee” shall have the meaning specified in the preamble. The term “Withdrawal Notice” shall have the meaning specified in Section 2(c) of this Agreement. The term “Withdrawing Party” shall have the meaning specified in Section 2(c) of this Agreement. Section 12. Reliance on Instructions. (a) Except as otherwise expressly provided in this Agreement, any statement, certificate, notice, request, consent, approval or other instrument to be delivered or furnished by the Grantor, its designated Investment Manager or the Beneficiary shall be sufficiently executed if executed by an Authorized Person or by agents and attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor, its designated Investment Manager or the Beneficiary, and the Trustee is authorized to follow and rely upon all Instructions, including, without limitation, Instructions given by letter or by e-mail, facsimile and other similar electronic methods (“Electronic Methods”) if the Trustee reasonably believes such Instructions to be genuine and to have been signed, sent or presented by the proper party or parties. The Trustee shall not incur any liability (i) resulting from actions taken by the Trustee in reliance in good faith on such Instructions; (ii) in executing Instructions (A) from any Authorized Person that is delivered prior to receipt by it of a more current certificate of Authorized Persons removing such prior Authorized Person or (B) from any agent or attorney-in-fact of the Grantor, any Investment Manager or the Beneficiary that are delivered prior to receipt by it of notice of the revocation of the written authority of such agent or attorney-in-fact to act on behalf of such Party. Each of the Grantor and the Beneficiary acknowledges and agrees that (x) it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee, and that there may be more secure methods of transmitting Instructions than the method selected by the sender; (y) that the security procedures, if any, to be followed in connection with a transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and that it shall

18 1006464010v2 notify the Trustee promptly upon learning of any unauthorized use of authorization codes, passwords and/or authentication keys issued by the Trustee. (b) Each of the Grantor and the Beneficiary hereby authorize the Trustee to rely upon and comply with Instructions and directions, including funds transfer Instructions and Corporate Action Instructions, sent by S.W.I.F.T, e-mail, facsimile and other similar secure electronic transmissions containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee (“Secure Platform”), or another method or system specified by the Trustee as available for use in connection with its services hereunder by Persons reasonably believed by the Trustee to be authorized to give Instructions and directions on behalf of the Grantor and/or the Beneficiary, as the case may be. If the Grantor or Beneficiary elect to transmit Instructions (including Corporate Action Instructions) through an on-line communication system electronic platform offered by the Trustee or an Affiliate of the Trustee, such access to and use thereof shall be subject to any the terms and conditions contained in a separate written agreement. The Grantor and Beneficiary shall each be responsible for requesting access to any such electronic platform and completing the documentation required for such access and nothing herein shall obligate the Trustee to ensure any such access. Should the Grantor or Beneficiary fail to, or elect not to, avail itself of such access, neither the Trustee nor any Affiliate of the Trustee accepts any responsibility whatsoever for any Losses arising as a result of the lack of such access in connection with its services under this Agreement. If the Grantor or Beneficiary elect (with the Trustee’s prior consent) to transmit Instructions through an on-line communications service owned or operated by a third party, the Grantor and Beneficiary, as applicable, agrees that the Trustee shall not be responsible or liable for the reliability or availability of any such service. Except as set forth below with respect to funds transfers, the Trustee shall have no duty or obligation to verify or confirm that the Person who sent such Instructions or directions is, in fact, a Person authorized to give Instructions or directions on behalf of the Grantor and/or the Beneficiary (other than to verify that the signature on a facsimile is the signature of a Person authorized to give Instructions and directions on behalf of such party); and the Trustee shall have no liability for any Losses incurred or sustained by the Grantor and/or the Beneficiary as a result of such reliance upon or compliance with such Instructions or directions. Each of the Grantor and the Beneficiary agrees to assume all risks arising out of the use of Electronic Methods to submit Instructions to the Trustee, including the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties. (c) With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply unless a Secure Platform is utilized to send Instructions or an alternative authentication method is selected by the Grantor or Beneficiary, as applicable: a payment Instruction of the Grantor or the Beneficiary, as the case may be, is to include the name and (in the case of a facsimile) signature of the Person initiating the funds transfer request. If the name is listed as an Authorized Person on the relevant account, the Trustee will confirm the Instructions by telephone call to any Person listed as an Authorized Person on the account, who may be the same Person who initiated the instruction. When calling back, the Trustee will request from the staff member of the Grantor or the Beneficiary, as the case may be, his or her name. If the name is listed in the Trustee’s records as an Authorized Person, the Trustee will confirm the Instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information. Where the Agreement contemplates joint payment Instructions from the Grantor and Beneficiary,

19 1006464010v2 the Trustee shall call back both the Grantor and Beneficiary. Each of the Grantor and Beneficiary acknowledges that Trustee has offered such Grantor and Beneficiary other security procedures that are more secure and are commercially reasonable for such Grantor and Beneficiary, and that such Grantor and Beneficiary has nonetheless chosen the procedure described in this paragraph. Each of the Grantor and the Beneficiary agrees to be bound by any payment order issued in its name, whether or not authorized, that is accepted by the Trustee in accordance with the above procedures. When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. This applies to beneficiaries as well as any intermediary bank. Each of the Grantor and Beneficiary agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder. Payment of a funds transfer will be made by the Trustee within three (3) Business Days after Trustee’s verification of Instructions as set forth above, provided, however, that the Trustee shall not be obligated to act on any Instruction that it is unable to so verify. Notwithstanding any revocation, cancellation or amendment of a payment Instruction, any action taken by the Trustee pursuant to verified Instructions prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment, shall not be affected by such notice. Section 13. Governing Law. This Agreement and any dispute arising hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to its principles or rules of conflict of laws, to the extent such principles or rules are not mandatorily applicable by statute and would permit or require the application of the laws of another jurisdiction. Section 14. Jurisdiction; Enforcement. (a) Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the United States or any state court, which in either case is located in the City of New York (each, a “New York Court”), for purposes of enforcing this Agreement or determining any claim arising from or related to the transactions contemplated by this Agreement. In any such action, suit or other proceeding, each of the parties hereto irrevocably and unconditionally waives and agrees not to assert by way of motion, as a defense or otherwise any claim that it is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is not subject to the jurisdiction of any such New York Court, that such action, suit or other proceeding is brought in an inconvenient forum or that the venue of such action, suit or other proceeding is improper; provided, that nothing set forth in this sentence shall prohibit any of the parties hereto from removing any matter from one New York Court to another New York Court. Each of the parties hereto also agrees that any final and unappealable judgment against a party hereto in connection with any action, suit or other proceeding will be conclusive and binding on such party and that such award or judgment may be enforced in any court of competent jurisdiction, either within or outside of the United States. A certified or exemplified copy of such award or judgment will be conclusive evidence of the fact and amount of such award or judgment. Any process or other paper to be served in

20 1006464010v2 connection with any action or proceeding under this Agreement shall, if delivered or sent in accordance with Section 14, constitute good, proper and sufficient service thereof. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13. Section 14. Notices. All notices, requests, consents, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by electronic mail (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following respective addresses (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 14.) (a) if to the Beneficiary: American Heritage Life Insurance Company 1776 American Heritage Life Drive Jacksonville, FL 32224 Attention: Mekka Drew; Kurt Valentine E:mail: MDrew@allstate.com; Kurt.Valentine@allstate.com with a copy to: Investments & Business Transactions Law Allstate Insurance Company 2775 Sanders Road Northbrook, IL 60062 Email: lawcontractnotices@allstate.com with a copy (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Attention: John M. Schwolsky

21 1006464010v2 Howard Block Email: jschwolsky@willkie.com hblock@willkie.com (b) if to the Grantor: Allstate Life Insurance Company 3100 Sanders Road, Suite 303 Northbrook, IL 60062 Attention: Angela Fontana E-mail: Angela.Fontana@Everlakelife.com with copies (which shall not constitute notice) to: Debevoise & Plimpton LLP 919 Third Avenue New York, New York 10022 Attention: Nicholas F. Potter Marilyn A. Lion Email: nfpotter@debevoise.com malion@debevoise.com (c) if to the Trustee: The Bank of New York Mellon 240 Greenwich Street Mailstop: 101-0700 New York, New York 10286 Attention: Insurance Trust Group Facsimile: (732) 667-9536 or at such other address for a party hereto as such party may hereafter specify for the purpose by notice to the other party hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt. Section 15. Shareholder Communications Act. With respect to securities issued in the United States, the Shareholders Communications Act of 1985 (the “Act”) requires Trustee to disclose to the issuers, upon their request, the name, address and securities position of its customers who are (a) the “beneficial owners” (as defined in the Act) of the issuer’s securities, if the beneficial owner does not object to such disclosure, or (b) acting as a “respondent bank” (as defined in the Act) with respect to the

22 1006464010v2 securities. (Under the Act, “respondent banks” do not have the option of objecting to such disclosure upon the issuers’ request.) The Act defines a “beneficial owner” as any person who has, or shares, the power to vote a security (pursuant to an agreement or otherwise), or who directs the voting of a security. The Act defines a “respondent bank” as any bank, association or other entity that exercises fiduciary powers which holds securities on behalf of beneficial owners and deposits such securities for safekeeping with a bank, such as Trustee. Under the Act, Grantor is either the “beneficial owner” or a “respondent bank.” [X] Grantor is the “beneficial owner,” as defined in the Act, of the securities to be held by Trustee hereunder. [ ] Grantor is not the beneficial owner of the securities to be held by Trustee, but is acting as a “respondent bank,” as defined in the Act, with respect to the securities to be held by Trustee hereunder. IF NO BOX IS CHECKED, TRUSTEE SHALL ASSUME THAT GRANTOR IS THE BENEFICIAL OWNER OF THE SECURITIES. For beneficial owners of the securities only: [ ] Grantor objects [X] Grantor does not object to the disclosure of its name, address and securities position to any issuer which requests such information pursuant to the Act for the specific purpose of direct communications between such issuer and Grantor. IF NO BOX IS CHECKED, TRUSTEE SHALL RELEASE SUCH INFORMATION UNTIL IT RECEIVES A CONTRARY WRITTEN INSTRUCTION FROM THE GRANTOR. Section 16. Specific Performance. The Grantor and the Beneficiary agree that irreparable damage would occur and that, as between themselves, the Grantor and the Beneficiary would not have any adequate remedy at law in the event that any provision of this Trust Agreement were not performed in accordance with its specific terms or were otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such failure to perform or breach. It is accordingly agreed that, without posting bond or other undertaking, each of the Grantor and the Beneficiary shall be entitled to injunctive or other equitable relief to prevent breaches of this Trust Agreement by the Beneficiary the Grantor and to enforce specifically the terms and provisions of this Trust Agreement in any court of competent jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. In the event that any such action is brought in equity to enforce the provisions of this Trust Agreement, none of the Grantor and the Beneficiary party will allege, and each of the Grantor and the Beneficiary hereby waives the defense or counterclaim, that there is an adequate remedy at law. The Grantor and the Beneficiary further agree that (a) by seeking any remedy provided for in this Section 16, a party shall not in any respect waive its right to seek any other form of relief that may be available to such Party under this Trust Agreement, and (b) nothing contained in this Section 16 shall require any Party to institute any action for (or limit such Party’s right to institute any action for) specific performance under this Section 16 before exercising any other right under this Trust Agreement.

23 1006464010v2 Section 17. Successors and Assigns; No Third-Party Beneficiaries. (a) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, permitted assigns and legal representatives. Unless otherwise provided herein, neither this Agreement nor any right or obligation hereunder may be assigned by any party (in whole or in part) without the prior written consent of the other parties hereto. (b) Except as otherwise expressly set forth in any provision of this Agreement, nothing in this Agreement is intended or shall be construed to give any Person, other than the parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. Section 18. Entire Agreement. This Agreement, together with the Exhibits referred to herein and the agreements referenced herein, contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, written or oral, with respect thereto. Section 19. Interpretation. For purposes of this Agreement, the words “hereof,” “herein,” “hereby” and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate. The term “including” means “including but not limited to.” The word “or” shall not be exclusive. Whenever used in this Agreement, the masculine gender shall include the feminine and neutral genders. All references herein to Articles, Sections, Subsections, Paragraphs and Exhibits shall be deemed references to Articles and Sections and Subsections and Paragraphs of, and Exhibits to, this Agreement unless the context shall otherwise require. Any reference herein to any statute, agreement or document, or any section thereof, shall, unless otherwise expressly provided, be a reference to such statute, agreement, document or section as amended, modified or supplemented (including any successor section) and in effect from time to time. All terms defined in this Agreement shall have the defined meaning when used in any Exhibit, Schedule, certificate or other documents attached hereto or made or delivered pursuant hereto unless otherwise defined therein. The parties intend that the terms of this Agreement shall, to the fullest extent possible, be interpreted and applied consistently with the terms of the Reinsurance Agreement. The parties acknowledge and agree that, except as specifically provided herein, they may pursue judicial remedies at law or in equity in the event of a dispute with respect to the interpretation or construction of this Agreement. This Agreement shall be interpreted and enforced in accordance with the provisions hereof without the aid of any canon, custom or rule of law requiring or suggesting constitution against the party causing the drafting of the provision in question. Section 20. Headings.

24 1006464010v2 The headings in this Agreement are for reference only, and shall not affect the interpretation of this Agreement. Section 21. Waivers and Amendments. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by the parties, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party on exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any Party of any right, power or privilege, nor any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege. The rights and remedies herein provided are cumulative and, unless provided otherwise in this Agreement or the Reinsurance Agreement, are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. Section 22. Severability. Any term or provision of this Agreement that is determined by a court of competent jurisdiction to be inoperative or unenforceable for any reason shall, as to that jurisdiction, be ineffective solely to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. If any provision of this Agreement is determined by a court of competent jurisdiction to be so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. Section 23. Information Sharing. The Bank of New York Mellon Corporation is a global financial organization that operates in and provides services and products to clients through its Affiliates and subsidiaries located in multiple jurisdictions (the “BNY Mellon Group”). The BNY Mellon Group may (i) centralize in one or more Affiliates and subsidiaries certain activities (the “Centralized Functions”), including audit, accounting, administration, risk management, legal, compliance, sales, product communication, relationship management, and the compilation and analysis of information and data regarding Grantor and Beneficiary (which, for purposes of this provision, includes the name and business contact information for the Grantor and Beneficiary’s employees and representatives) and the accounts established pursuant to this Agreement (“Grantor and Beneficiary Information”) and (ii) use third-party service providers to store, maintain and process Grantor and Beneficiary Information (“Outsourced Functions”). Notwithstanding anything to the contrary contained elsewhere in this Agreement and solely in connection with the Centralized Functions and/or Outsourced Functions, Grantor and Beneficiary consent to the disclosure of, and authorize BNY Mellon to disclose, Grantor and Beneficiary Information to (i) other members of the BNY Mellon Group (and their respective officers, directors and employees) and to (ii) third-party service providers, including, without limitation, Subcustodians (but solely in connection with Outsourced Functions) who are required to maintain the confidentiality of Grantor and Beneficiary Information. Nothing contained herein shall be deemed to prevent BNY

25 1006464010v2 Mellon from including certain information related to securities holdings and securities transactions in certain internally compiled blind or aggregated data which is intended to be used solely for internal purposes; provided that such information is used without any attribution to Grantor or Beneficiary, either directly or indirectly by implication. Grantor and Beneficiary represent that Grantor and Beneficiary are authorized to consent to the foregoing and that the disclosure of Grantor and Beneficiary Information in connection with the Centralized Functions and/or Outsourced Functions does not violate any relevant data protection legislation. Grantor and Beneficiary also consent to the disclosure of Grantor and Beneficiary Information to governmental and regulatory authorities in jurisdictions where the BNY Mellon Group operates and otherwise as required by law. Section 24. USA PATRIOT Act. The Grantor and the Beneficiary hereby acknowledges that the Trustee is subject to federal laws, including the Customer Identification Program (“CIP”) requirements under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, 18 USCA § 1 nt. (2008), and its implementing regulations, pursuant to which the Trustee must obtain, verify and record information that allows the Trustee to identify the Grantor and the Beneficiary. Accordingly, prior to opening an account hereunder, the Trustee shall ask the Grantor and the Beneficiary to provide certain information including the Grantor’s and the Beneficiary’s name, physical address, tax identification number and other information that shall help the Trustee to identify and verify the Grantor’s and the Beneficiary’s identity such as organizational documents, certificate of good standing, license to do business, or other pertinent identifying information. Each of the Grantor and the Beneficiary agrees that the Trustee cannot open an account hereunder unless and until the Trustee verifies the Grantor’s and the Beneficiary’s identity in accordance with the Trustee’s CIP. Section 25. Sanctions. (a) Throughout the term of this Agreement, the Grantor and Beneficiary: (i) will have in place and will implement policies and procedures designed to prevent violations of Sanctions, including measures to accomplish effective and timely scanning of all relevant data with respect to its clients and with respect to incoming or outgoing assets or transactions relating to this Agreement; (ii) shall ensure that neither the Grantor or Beneficiary nor any of its Affiliates, directors, officers, employees is an individual or entity that is, or is owned or controlled by an individual or entity that is: (A) the target of Sanctions; or (B) located, organized or resident in a country or territory that is, or whose government is, the target of Sanctions; and (iii) shall not, directly or indirectly, use the services and/or Trust Accounts in any manner that would result in a violation by the Grantor or Beneficiary of Sanctions. (b) The Grantor and Beneficiary will promptly provide to the Trustee such information as the Trustee reasonably requests in connection with the matters referenced in this Section 25, including information regarding the Grantor or the Beneficiary, the Trust Accounts, the assets in relation to which services are to be provided and the source thereof, and the identity of any individual or entity having or claiming an interest therein. The Trustee may decline to act or provide services in respect of any Trust Account, and take such other actions as it, in its

26 1006464010v2 reasonable discretion, deems necessary or advisable, in connection with the matters referenced in this Section 25. If the Trustee declines to act or provide services as provided in the preceding sentence, except as otherwise prohibited by applicable Law or official request, the Trustee will inform the Grantor and Beneficiary as soon as reasonably practicable. Section 26. Execution in Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto. Each counterpart may be delivered by facsimile or electronic mail transmission, which transmission shall be deemed delivery of an originally executed document. [Remainder of page intentionally left blank. Signature pages follow.]

27 1006464010v2 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written. ALLSTATE LIFE INSURANCE COMPANY By: Name: Title: AMERICAN HERITAGE LIFE INSURANCE COMPANY By: Name: Title: THE BANK OF NEW YORK MELLON, as trustee By: Name: Title:

EXHIBIT A

INITIAL TRANSFERRED ASSETS

Cusip	Ticket	Asset	Statement Value	Market Value	Accrued Interest
606822BJ2	AL0000684167	MITSUBISHI UFJ FINANCIAL GROUP INC	2,500,000	2,635,085	8,364
606822BJ2	AL0000748233	MITSUBISHI UFJ FINANCIAL GROUP INC	2,500,000	2,635,085	8,364
25243YAZ2	AL0000748240	DIAGEO CAPITAL PLC	2,493,494	2,819,825	27,717
46647PAR7	AL0000795273	JPMORGAN CHASE & CO	2,000,000	2,234,870	28,480
200340AT4	AL0000613541	COMERICA INCORPORATED	1,994,217	2,282,494	6,667
20825CAX2	AL0000936190	CONOCOPHILLIPS	1,990,395	2,303,010	3,822
373298BP2	XFER58248-1001-X00	GEORGIA-PACIFIC CORP	1,887,348	2,620,126	36,250
10373QAD2	AL0000795015	BP CAPITAL MARKETS AMERICA INC.	1,500,000	1,606,014	3,948
53944YAF0	AL0000795270	LLOYDS BANKING GROUP PLC	1,499,502	1,664,001	20,952
06051GHL6	AL0000795414	BANK OF AMERICA CORP	1,165,000	1,232,909	4,752
89236TEW1	AL0000795267	TOYOTA MOTOR CREDIT CORP	1,158,505	1,255,487	15,009
10373QAW0	AL0000794673	BP CAPITAL MARKETS AMERICA INC.	1,049,519	1,107,654	8,723
751212AC5	AL0000795416	RALPH LAUREN CORP	1,047,032	1,150,722	18,156
86562MBC3	AL0000748230	SUMITOMO MITSUI FINANCIAL GROUP IN	1,000,000	1,122,863	4,601
86562MBC3	AL0000748241	SUMITOMO MITSUI FINANCIAL GROUP IN	1,000,000	1,122,863	4,601
892331AF6	AL0000794973	TOYOTA MOTOR CORPORATION	1,000,000	1,046,829	3,865
06367WMQ3	AL0000794969	BANK OF MONTREAL	999,921	1,049,405	4,375
976656CL0	AL0000795172	WISCONSIN ELECTRIC POWER COMPANY	999,876	1,039,254	4,328
91324PDR0	AL0000794974	UNITEDHEALTH GROUP INC	999,854	1,047,345	1,056

1006464010v2

20034DJA8	AL0000795510	COMERICA BANK	999,463	1,048,580	2,639
24422EUX5	AL0000795083	JOHN DEERE CAPITAL CORP	999,097	1,049,780	12,567
606822AV6	AL0000748244	MITSUBISHI UFJ FINANCIAL GROUP INC	994,658	1,121,263	19,695
718172CH0	AL0000795643	PHILIP MORRIS INTERNATIONAL INC ABS	797,633	844,159	7,667
718172CH0	AL0000795642	PHILIP MORRIS INTERNATIONAL INC ABS	794,030	839,938	7,628
606822AU8	AL0000795193	MITSUBISHI UFJ FINANCIAL GROUP INC	780,000	847,974	14,648
79466LAE4	AL0000795132	SALESFORCE.COM INC.	779,849	813,329	9,858
06051GHR3	AL0000795512	BANK OF AMERICA CORP	775,000	824,532	12,358
25243YAY5	AL0000795478	DIAGEO CAPITAL PLC	774,326	820,010	12,282
91324PDN9	AL0000794946	UNITEDHEALTH GROUP INC	765,027	846,803	5,983
05964HAG0	AL0000795266	BANCO SANTANDER SA	750,000	787,603	11,143
61744YAQ1	AL0000795547	MORGAN STANLEY	750,000	786,953	9,887
377372AM9	AL0000795480	GLAXOSMITHKLINE CAPITAL PLC	747,230	818,925	8,005
06051GGZ6	AL0000794979	BANK OF AMERICA CORP	719,000	768,200	2,555
88032WAN6	AL0000795167	TENCENT HOLDINGS LTD	386,899	424,334	5,982

1006464010v2

1006464010v2 EXHIBIT B-1 FORM OF BENEFICIARY WITHDRAWAL NOTICE From: American Heritage Life Insurance Company (“Beneficiary”) To: The Bank of New York Mellon (the “Trustee”) 1 Date: [ ] Re: Trust Agreement dated as of November 1, 2021, among Allstate Life Insurance Company (“Grantor”), the Beneficiary, and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”) Ladies and Gentlemen: We hereby give you notice pursuant to Section 2(a) of the Trust Agreement that the Beneficiary is entitled to withdraw the [sum of $_________] [following Assets] from the Trust Account for the purposes permitted under Section 2(a) of the Trust Agreement. [Specify list of Assets to be withdrawn]. Payment or delivery should be made to [Insert account information] by the following method: [Describe method of cash transfer or Assets to be withdrawn and delivery instructions]. Yours faithfully, American Heritage Life Insurance Company By: _________________________ Name: Title: By: _________________________ Name: Title: 1 So long as no FMV Triggering Event has occurred, this Beneficiary Withdrawal Notice should also be delivered to Grantor.

1 1006464010v2 EXHIBIT B-2 FORM OF GRANTOR WITHDRAWAL NOTICE From: Allstate Life Insurance Company (“Grantor”) To: The Bank of New York Mellon (the “Trustee”) Date: [ ] Re: Trust Agreement dated as of November 1, 2021, among the Grantor, American Heritage Life Insurance Company (“Beneficiary”) and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”) Ladies and Gentlemen: We hereby give you notice pursuant to Section 2(b) of the Trust Agreement that the Grantor is entitled to withdraw the [sum of $_________] [following Assets] from the Trust Account for the purposes permitted under Section 2(b) of the Trust Agreement: [Specify list of Assets to be withdrawn]. The Grantor hereby certifies to the Trustee and the Beneficiary that (a) the [Statutory Book Value][Fair Market Value] of the Assets held in the Trust Account following such withdrawal will not be less than the Required Balance as of the last day of the most recent calendar quarter [and (b) the ratio of the aggregate Statutory Book Value of the Eligible Assets held in the Trust Account to the Fair Market Value of such Eligible Assets will not increase as a result of such withdrawal other than de minimis increases associated with the withdrawal of cash or cash equivalents.]. Payment or delivery should be made to [Insert account information] by the following method: [Describe method of cash transfer or Assets to be withdrawn and delivery instructions]. We hereby certify that the requirements of Section 2(b) of the Trust Agreement have been satisfied. Yours faithfully, Allstate Life Insurance Company By: __________________________ Name: Title:

2 1006464010v2 [Following an FMV Triggering Event: Approved: American Heritage Life Insurance Company By:________________________ Name: Title: By:________________________ Name: Title:]

1 1006464010v2 EXHIBIT C FORM OF FMV TRIGGERING EVENT CERTIFICATION From: American Heritage Life Insurance Company (“Beneficiary”) To: Allstate Life Insurance Company (“Grantor”) The Bank of New York Mellon (“Trustee”) Date: [ ] Re: FMV Triggering Event Ladies and Gentlemen: We are writing in connection with the Trust Agreement dated as of November 1, 2021, among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”). Capitalized terms used in this letter but not defined herein shall have their respective meanings in the Trust Agreement. We hereby certify to you pursuant to Section 9(a) of the Trust Agreement that a FMV Triggering Event is occurring and continuing as of the date hereof as follows: [Describe applicable FMV Triggering Event] This letter shall constitute a “FMV Triggering Event Certification” for purposes of Section 9(a) of the Trust Agreement. Yours faithfully, American Heritage Life Insurance Company By:________________________ Name: Title: By:________________________ Name: Title:

1 1006464010v2 EXHIBIT D FORM OF NOTICE OF CURE OF FMV TRIGGERING EVENT From: American Heritage Life Insurance Company (“Beneficiary”) To: Allstate Life Insurance Company (“Grantor”) The Bank of New York Mellon (“Trustee”) Date: [ ] Re: FMV Triggering Event under the Trust Agreement dated as of November 1, 2021, among the Grantor, the Beneficiary and the Trustee (as amended, modified or supplemented from time to time, the “Trust Agreement”) Ladies and Gentlemen: We make reference to our FMV Triggering Event Certification (as defined in the Trust Agreement) provided to the Trustee on [ ]. We hereby give you notice pursuant to Section 9(a) of the Trust Agreement that the FMV Triggering Event (as defined in the Trust Agreement) with respect to which such FMV Triggering Event Certification related is no longer continuing. From and after the date of this notice, without any further action on the part of the Beneficiary, the Grantor or the Trustee, the terms of Sections 2(a), 2(b) and 3(d) of the Trust Agreement shall again become effective and the terms of Sections 9(a)(i) – (iii) of the Trust Agreement shall be no longer effective until such time as you receive another FMV Triggering Event Certification. Yours faithfully, American Heritage Life Insurance Company By:________________________ Name: Title: By:________________________ Name: Title: